HSBC Bank USA, National Association                                                              5/11/2007

HSBC Bank USA, National Association
    452 Fifth Avenue
    New York, NY  10018
    Fax: (212) 525-5517
Reference: 470129HN

DATE:             APRIL 27, 2007

TO:               DEUTSCHE BANK TRUST COMPANY AMERICAS
                  NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS SUPPLEMENTAL
                  INTEREST TRUST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST
                  TRUST WITH RESPECT TO THE RALI SERIES 2007-QA3 TRUST MORTGAGE
                  ASSET BACKED PASS THROUGH CERTIFICATES, SERIES 2007 QA3

ATTENTION:        RALI SERIES 2007-QA3 SUPPLEMENTAL INTEREST TRUST
FACSIMILE:        714-247-6285

TO:               RESIDENTIAL FUNDING SECURITIES, LLC

ADDRESS :         7501 WISCONSIN AVE, SUITE 900
                  BETHESDA, MD 20814

ATTENTION:        STEVE MILSTEIN
FACSIMILE:        301-664-6901

FROM :   HSBC BANK USA, NATIONAL ASSOCIATION
FACSIMILE :       212-525-5517

SUBJECT: FIXED INCOME DERIVATIVES CONFIRMATION

REFERENCE:        470129HN
-------------------------------------------------------------------------------------------------------------------

The purpose of this  long-form  confirmation  ("CONFIRMATION")  is to confirm the terms and conditions of the current
Transaction  entered into on the Trade Date  specified  below (the  "TRANSACTION")  between  HSBC Bank USA,  National
Association  ("PARTY A") and Deutsche Bank Trust  Company  Americas,  not  individually,  but solely as  supplemental interest trust trustee (the  "Supplemental  Interest  Trust  Trustee") on behalf of the  supplemental  interest trust with respect to the RALI Series 2007-QA3  Supplemental  Interest Trust (the  "Supplemental  Interest  Trust") ("PARTY
B")  created  under  the  Series  Supplement,  dated as of April 1, 2007 to the  standard  terms to the  Pooling  and
Servicing  Agreement,  dated as of  December  1,  2006  (together  the  "POOLING  AND  SERVICING  AGREEMENT"),  among
Residential Accredit Loans, Inc., as Depositor,  Residential Funding Company,  LLC, as Master Servicer,  and Deutsche
Bank Trust Company  Americas,  as trustee and  supplemental  interest trust trustee.  This  Confirmation  evidences a complete  and binding  agreement  between you and us to enter into the  Transaction  on the terms set forth below and replaces  any  previous  agreement  between  us  with  respect  to  the  subject  matter  hereof.  This  Confirmation constitutes a  "CONFIRMATION"  and also  constitutes a "SCHEDULE"  as referred to in the ISDA Master  Agreement,  and
Paragraph 13 of a Credit Support Annex to the Schedule.

1.       This  Confirmation  shall  supplement,  form a part of, and be subject to an  agreement in the form of the
         ISDA  Master  Agreement  (Multicurrency  -  Cross  Border)  as  published  and  copyrighted  in  1992 by the
         International  Swaps and  Derivatives  Association,  Inc. (the "ISDA MASTER  AGREEMENT"),  as if Party A and
         Party B had executed an  agreement  in such form on the date hereof,  with a Schedule as set forth in Item 3 of this  Confirmation,  and an ISDA Credit Support Annex  (Bilateral Form - ISDA  Agreements  Subject to New
         York Law Only version) as published  and  copyrighted  in 1994 by the  International  Swaps and  Derivatives
         Association,  Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "CREDIT  SUPPORT  ANNEX").
         For the avoidance of doubt, the Transaction  described herein shall be the sole Transaction governed by such
         ISDA  Master  Agreement.  In the  event of any  inconsistency  among  any of the  following  documents,  the relevant document first listed shall govern:  (i) this  Confirmation,  exclusive of the provisions set forth in Item 3 hereof and Annex A hereto; (ii) the provisions set forth in Item 3 hereof,  which are incorporated by reference  into the Schedule;  (iii) the Credit  Support Annex;  (iv) the  Definitions;  and (v) the ISDA
         Master Agreement.

         Each reference herein to a "Section" (unless  specifically  referencing the Pooling and Servicing Agreement)
         or to a "Section"  "of this  Agreement"  will be  construed  as a reference  to a Section of the ISDA Master
         Agreement;  each herein  reference to a "Part" will be construed  as a reference  to the  provisions  herein deemed incorporated in a Schedule to the ISDA Master Agreement;  each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

2.       The terms of the particular Transaction to which this Confirmation relates are as follows:

         Type of Transaction:                        Interest Rate Swap

         Notional Amount:                            With respect to any Calculation  Period,  the amount set forth for such period on Schedule I attached hereto.

         Effective Date:                             April 27, 2007

         Termination Date:                           April 25, 2012

         Fixed Amounts:

                  Fixed Rate Payer:                  Party B

                  Fixed Rate Payer
                  Period End Dates:                  The 25th  calendar  day of each month  during the Term of this
                                                     Transaction,  commencing  May  25,  2007,  and  ending  on the
                                                     Termination Date, with No Adjustment.

                  Fixed Rate Payer
                  Payment Dates:                     Early  Payment  -  Two  Business   Days   preceding  the  25th
                                                     calendar   day  of  each   month   during  the  Term  of  this
                                                     Transaction,  commencing  May  25,  2007,  and  ending  on the
                                                     Termination  Date,  subject to adjustment  in accordance  with the Following Business Day Convention.

                  Fixed Rate:                        5.160%

                  Fixed Amount:                      To be determined in accordance with the following formula:

                                                     Fixed Rate*Notional Amount*Fixed Rate Day Count Fraction

                  Fixed Rate Day
                  Count Fraction:                    30/360

         Floating Amounts:

                  Floating Rate Payer:               Party A

                  Floating Rate Payer
                  Period End Dates:                  The 25th  calendar  day of each month  during the Term of this
                                                     Transaction,  commencing  May  25,  2007,  and  ending  on the
                                                     Termination  Date,  subject to adjustment  in accordance  with the Business Day Convention.

                  Floating Rate Payer
                  Payment Dates:                     Early  Payment  -  Two  Business   Days   preceding  the  25th
                                                     calendar   day  of  each   month   during  the  Term  of  this
                                                     Transaction,  commencing  May  25,  2007,  and  ending  on the
                                                     Termination  Date,  subject to adjustment  in accordance  with the Business Day Convention.

                  Floating Rate Option:              USD-LIBOR-BBA

                  Floating Amount:                   To be determined in accordance with the following formula:

                                                     Floating Rate  Option*Notional  Amount*Floating Rate Day Count
                                                     Fraction

                  Designated Maturity:               One month

                  Floating Rate Day
                  Count Fraction:                    Actual/360

                  Reset Dates:                       The first day of each Calculation Period.

                  Compounding:                       Inapplicable

                  Business Days:                     New York

                  Business Day Convention:           Following

                  Calculation Agent:                 Party A

3.       Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

PART 1.  TERMINATION PROVISIONS.

For the purposes of this Agreement:-

(a)      "SPECIFIED ENTITY" will not apply to Party A or Party B for any purpose.

(b)      "SPECIFIED TRANSACTION" will have the meaning specified in Section 14

(c)      EVENTS OF DEFAULT.

         The statement  below that an Event of Default will apply to a specific  party means that upon the occurrence of such an Event of  Default  with  respect  to such  party,  the other  party  shall  have the  rights of a
         Non-defaulting  Party under Section 6 of this  Agreement;  conversely,  the statement  below that such event will not apply to a specific party means that the other party shall not have such rights.

(i)      The  "FAILURE TO PAY OR DELIVER"  provisions  of Section  5(a)(i)  will apply to Party A and will apply to
                  Party B; provided,  however,  that Section  5(a)(i) is hereby amended by replacing the word "third"
                  with the word  "first";  provided,  further,  that  notwithstanding  anything  to the  contrary  in
                  Section  5(a)(i),  any failure by Party A to comply with or perform any  obligation  to be complied with or  performed  by Party A under the Credit  Support  Annex  shall not  constitute  an Event of
                  Default under Section 5(a)(i) unless (A) a Required  Ratings  Downgrade Event has occurred and been continuing  for 30 or more Local  Business  Days and (B) such  failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(ii)     The  "BREACH OF  AGREEMENT"  provisions  of Section  5(a)(ii)  will apply to Party A and will not apply to
                  Party B.

(iii)    The "CREDIT SUPPORT DEFAULT"  provisions of Section  5(a)(iii) will apply to Party A and will not apply to
                  Party B except  that  Section  5(a)(iii)(1)  will  apply to Party B solely in  respect of Party B's
                  obligations  under  Paragraph  3(b)  of  the  Credit  Support  Annex;   provided,   however,   that
                  notwithstanding  anything  to the  contrary  in  Section  5(a)(iii)(1),  any  failure by Party A to comply  with or perform  any  obligation  to be  complied  with or  performed  by Party A under the
                  Credit  Support Annex shall not constitute an Event of Default under Section  5(a)(iii)  unless (A)
                  a Required  Ratings  Downgrade Event has occurred and been continuing for 30 or more Local Business
                  Days and (B) such  failure is not  remedied on or before the third Local  Business Day after notice of such failure is given to Party A.

(iv)     The  "MISREPRESENTATION"  provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party
                  B.

(v)      The "DEFAULT UNDER  SPECIFIED  TRANSACTION"  provisions of Section  5(a)(v) will apply to Party A and will not apply to Party B.

(vi)     The "CROSS  DEFAULT"  provisions of Section  5(a)(vi) will apply to Party A and will not apply to Party B.
                  For purposes of Section 5(a)(vi), solely with respect to Party A:

                  "Specified  Indebtedness"  will have the  meaning  specified  in Section 14 , except that such term shall not include  obligations in respect of deposits  received in the ordinary course of Party A's banking business.

                  "Threshold  Amount"  means with  respect to Party A an amount  equal to three  percent  (3%) of the
                  Shareholders'  Equity of Party A (as set forth in Party A's Call  Report)  or, if  applicable,  the
                  Eligible Guarantor.

                  "Shareholders'  Equity"  means with  respect to an  entity,  at any time,  the sum (as shown in the most  recent  annual  audited  financial  statements  of  such  entity)  of (i) its  capital  stock
                  (including  preferred stock)  outstanding,  taken at par value,  (ii) its capital surplus and (iii)
                  its retained  earnings,  minus (iv)  treasury  stock,  each to be  determined  in  accordance  with generally accepted accounting principles.

(vii)    The  "BANKRUPTCY"  provisions of Section  5(a)(vii) will apply to Party A and will apply to Party B except that the provisions of Section  5(a)(vii)(2),  (6) (to the extent that such provisions refer to any appointment  contemplated or effected by the Pooling and Servicing  Agreement or any appointment to which Party B has not become  subject),  (7) and (9) will not apply to Party B; provided that, with respect  to Party B only,  Section  5(a)(vii)(4)  is  hereby  amended  by  adding  after  the words
                  "against it" the words  "(excluding  any proceeding or petition  instituted or presented by Party A or its  Affiliates)",  and Section  5(a)(vii)(8)  is hereby  amended by deleting  the words "to (7)
                  inclusive" and inserting lieu thereof ", (3), (4) as amended, (5), (6) as amended, or (7)".

(viii)   The  "MERGER  WITHOUT  ASSUMPTION"  provisions  of Section  5(a)(viii)  will apply to Party A and will not apply to Party B.

(d)      TERMINATION EVENTS.

         The statement  below that a Termination  Event will apply to a specific party means that upon the occurrence of such a Termination  Event, if such specific party is the Affected Party with respect to a Tax Event,  the
         Burdened  Party with respect to a Tax Event Upon Merger  (except as noted below) or the  non-Affected  Party with  respect to a Credit Event Upon Merger,  as the case may be, such  specific  party shall have the right to designate an Early  Termination  Date in accordance  with Section 6 of this  Agreement;  conversely,  the statement  below that such an event will not apply to a specific  party means that such party shall not have such right;  provided,  however,  with respect to "Illegality" the statement that such event will apply to a specific  party  means that upon the  occurrence  of such a  Termination  Event with  respect to such party, either party shall have the right to designate an Early  Termination  Date in  accordance  with Section 6 of this Agreement.

         (i)      The "ILLEGALITY" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

         (ii)     The "TAX EVENT"  provisions of Section  5(b)(ii) will apply to Party A except that, for purposes of the  application  of Section  5(b)(ii) to Party A, Section  5(b)(ii) is hereby  amended by deleting the  words  "(x) any  action  taken by a  taxing  authority,  or  brought  in a court of  competent jurisdiction,  on or after the date on which a Transaction  is entered into  (regardless of whether such action is taken or brought with respect to a party to this  Agreement)  or (y)",  and the "TAX
                  EVENT" provisions of Section 5(b)(ii) will apply to Party B.

         (iii)    The "TAX EVENT UPON MERGER"  provisions of Section  5(b)(iii)  will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early  Termination  Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

         (iv)     The "CREDIT EVENT UPON MERGER"  provisions  of Section  5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)      The  "AUTOMATIC  EARLY  TERMINATION"  provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)       PAYMENTS ON EARLY TERMINATION.  For the purpose of Section 6(e) of this Agreement:

(i)      Market  Quotation  will apply,  provided,  however,  that, in the event of a Derivative  Provider  Trigger
                  Event, the following provisions will apply:

                  (A)      The  definition  of Market  Quotation  in Section 14 shall be deleted in its  entirety and replaced with the following:

                           "MARKET  QUOTATION"  means,  with respect to one or more Terminated  Transactions,  a Firm
                           Offer which is (1) made by a Reference  Market-maker that is an Eligible Replacement,  (2)
                           for an amount that would be paid to Party B (expressed  as a negative  number) or by Party
                           B (expressed as a positive number) in  consideration  of an agreement  between Party B and such Reference Market-maker to enter into a Replacement  Transaction,  and (3) made on the basis  that  Unpaid  Amounts  in  respect  of  the  Terminated  Transaction  or  group  of
                           Transactions  are to be excluded  but,  without  limitation,  any payment or delivery that would,  but  for the  relevant  Early  Termination  Date,  have  been  required  (assuming satisfaction of each applicable  condition precedent) after that Early Termination Date is to be  included.  The party  making the  determination  (or its agent) will  request  each
                           Reference  Market-maker to provide its quotation to the extent  reasonably  practicable as of the same  day and time  (without  regard  to  different  time  zones)  on or as soon as reasonably  practicable  after the relevant Early Termination Date. The day and time as of which  those  quotations  are to be  obtained  will be selected in good faith by the party obliged to make a  determination  under  Section  6(e),  and, if each party is so obliged, after consultation with the other.

                  (B)      The  definition  of  Settlement  Amount shall be deleted in its entirety and replaced with the following:

                           "SETTLEMENT  AMOUNT"  means,  with respect to any Early  Termination  Date,  an amount (as determined by Party B based on information  provided by the Reference  Market-Maker) equal to:

                           (a)      If a  Market  Quotation  for the  relevant  Terminated  Transaction  or  group of
                                    Terminated  Transactions  is accepted by Party B so as to become legally  binding on or before the day falling ten Local  Business  Days after the day on which the
                                    Early  Termination  Date is designated,  or such later day as Party B may specify in writing to Party A, but in either  case no later than one Local  Business  Day prior to the Early  Termination  Date (such day,  the "Latest  Settlement  Amount
                                    Determination  Day"), the Termination  Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

                           (b)      If, on the Latest  Settlement Amount  Determination  Day, no Market Quotation for
                                    the relevant Terminated Transaction or group of Terminated  Transactions has been accepted  by  Party B so as to  become  legally  binding  and one or more  Market
                                    Quotations  from  Approved  Replacements  have been made and  remain  capable  of becoming legally binding upon acceptance,  the Settlement  Amount shall equal the
                                    Termination  Currency  Equivalent of the amount (whether positive or negative) of the lowest of such Market  Quotations (for the avoidance of doubt,  the lowest of such  Market  Quotations  shall be the lowest  Market  Quotation  of such  Market
                                    Quotations  expressed as a positive  number or, if any of such Market  Quotations is expressed as a negative number,  the Market Quotation  expressed as a negative number with the largest absolute value); or

                           (c)      If, on the Latest  Settlement Amount  Determination  Day, no Market Quotation for
                                    the  relevant  Terminated  Transaction  or group of  Terminated  Transactions  is accepted by Party B so as to become legally binding and no Market  Quotation from an  Approved  Replacement  remains  capable  of  becoming  legally  binding  upon acceptance,  the Settlement  Amount shall equal Party B's Loss (whether  positive or  negative  and  without  reference  to any Unpaid  Amounts)  for the  relevant
                                    Terminated Transaction or group of Terminated Transactions.

                  (C)      If Party B requests Party A in writing to obtain Market Quotations,  Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

                  (D)      If the Settlement Amount is a negative number,  Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

                           "(3) Second Method and Market Quotation.  If the Second Method and Market Quotation apply,
                           (I) Party B shall pay to Party A an amount equal to the absolute  value of the  Settlement
                           Amount in respect of the  Terminated  Transactions,  (II) Party B shall pay to Party A the
                           Termination  Currency  Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the  Termination  Currency  Equivalent of the Unpaid Amounts owing to
                           Party B; provided,  however,  that (x) the amounts payable under the immediately preceding clauses  (II) and (III) shall be subject to netting in  accordance  with  Section  2(c) of this Agreement and (y) notwithstanding  any other provision of this Agreement,  any amount payable by Party A under the  immediately  preceding  clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I)."

                  (E)      At any time on or before the Latest  Settlement  Amount  Determination Day at which two or more Market  Quotations  from Approved  Replacements  remain  capable of becoming  legally binding  upon  acceptance,  Party B shall be  entitled  to accept  only the lowest of such
                           Market  Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market  Quotation of such Market  Quotations  expressed as a positive number or, if any of such  Market  Quotations  is  expressed  as a  negative  number,  the Market
                           Quotation expressed as a negative number with the largest absolute value).

(ii)     The Second Method will apply.

(g)      "TERMINATION CURRENCY" means USD.

(h)      ADDITIONAL TERMINATION EVENTS.  Additional Termination Events will apply as provided in Part 5(c).

PART 2.           TAX MATTERS.

(a)      TAX REPRESENTATIONS.

         (i)      PAYER REPRESENTATIONS.  For the purpose of Section 3(e) of this Agreement:
                  (A)      Party A makes the following representation(s):

                           It is not  required by any  applicable  law, as modified by the practice of any relevant governmental  revenue authority,  of any Relevant  Jurisdiction to make any deduction or withholding  for or on account of any Tax from any payment  (other than  interest  under
                           Section  2(e),  6(d)(ii) or 6(e) of this  Agreement) to be made by it to the other party under this  Agreement.  In making this  representation,  it may rely on (i) the accuracy of any  representations  made  by the  other  party  pursuant  to  Section  3(f) of this
                           Agreement;  (ii) the  satisfaction  of the  agreement  contained  in Section  4(a)(i) or
                           4(a)(iii)  of  this  Agreement  and  the  accuracy  and  effectiveness  of any  document provided  by  the  other  party  pursuant  to  Section  4(a)(i)  or  4(a)(iii)  of  this
                           Agreement;  and (iii) the  satisfaction of the agreement of the other party contained in
                           Section  4(d)  of this  Agreement,  provided  that  it  shall  not be a  breach  of this representation  where  reliance  is placed on clause  (ii) and the other  party does not deliver a form or document  under Section  4(a)(iii) by reason of material  prejudice to its legal or commercial position.

                  (B)      Party B makes the following representation(s):

                           None.

(ii)     PAYEE REPRESENTATIONS.  For the purpose of Section 3(f) of this Agreement:

                  (A)      Party A makes the following representation(s):

                           Party A is a  national  banking  association  organized  under the  federal  laws of the
                           United States and its U.S.  taxpayer identification number is 20-1177241.

                  (B)      Party B makes the following representation(s):

                           None.

(b)      TAX PROVISIONS.

         (i)      GROSS  UP.  Section  2(d)(i)(4)  shall not apply to Party B as X, and  Section  2(d)(ii)  shall not apply to Party B as Y, in each case such that Party B shall not be required  to pay any  additional amounts referred to therein.

         (ii)     INDEMNIFIABLE  TAX.  The  definition  of  "Indemnifiable  Tax"  in  Section  14 is  deleted  in its entirety and replaced with the following:

                  "INDEMNIFIABLE  TAX"  means,  in  relation  to  payments  by Party A, any Tax and,  in  relation to payments by Party B, no Tax.

PART 3.           AGREEMENT TO DELIVER DOCUMENTS.

 (a)     For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO DELIVER     FORM/DOCUMENT/                                                      DATE BY WHICH TO
DOCUMENT                      CERTIFICATE                                                         BE DELIVERED
Party A                       A correct,  complete  and duly  executed  U.S.  Internal  Revenue   to be provided upon request
                              Service Form (or successor  thereto),  together with  appropriate attachments,  that eliminates U.S. federal withholding and backup withholding Tax on payments to Party A under this Agreement.
Party B                       Tax forms relating to the  beneficial  owner of payments to Party   to be provided upon request
                              B under this Agreement from time to time

(b)      For the purpose of Section 4(a)(ii), other documents to be delivered are:

PARTY REQUIRED TO DELIVER     FORM/DOCUMENT/                                         DATE BY WHICH TO                                      COVERED BY SECTION 3(D)
DOCUMENT                      CERTIFICATE                                            BE DELIVERED                                          REPRESENTATION
Party A and                   Any documents  required by the  receiving  party to    Upon the execution and delivery of this Agreement     Yes
Party B                       evidence the authority of the  delivering  party or
                              its  Credit  Support  Provider,  if any,  for it to
                              execute   and   deliver   the    Agreement,    this
                              Confirmation,  and any Credit Support  Documents to
                              which it is a party,  and to evidence the authority
                              of  the  delivering  party  or its  Credit  Support
                              Provider  to  perform  its  obligations  under  the
                              Agreement,   this   Confirmation   and  any  Credit
                              Support Document, as the case may be
Party A and                   A certificate of an authorized  officer of the party,  Upon the execution and delivery of this Agreement     Yes
Party B                       as to the  incumbency and authority of the respective
                              officers  of the party  signing the  Agreement,  this
                              Confirmation,   and  any  relevant   Credit   Support
                              Document, as the case may be
Party A                       Annual  Financial  Statements of Party A as set forth  Promptly upon request made by Party B                 Yes
                              in Party A's Call Report
Party A                       Quarterly  Financial  Statements  of  Party  A as set  Promptly upon request made by Party B                 Yes
                              forth in Party A's Call Report
Party A                       An opinion of counsel to Party A                       Upon the execution and delivery of this Agreement     No

PART 4.  MISCELLANEOUS.

(a)      ADDRESS FOR NOTICES:  For the purposes of Section 12(a) of this Agreement:

         Address for notices or communications to Party A:

         Address:                   452 Fifth Avenue, New York, NY  10018
         Attention:                 Christian McGreevy
         Facsimile:                 212-525-8710
         Telephone:                 212-525-5517

      Please direct all settlement inquiries to:

                  HSBC Bank USA, National Association
                  Derivative Settlements
                  Attention:        Jeffrey Lombino
                  Telephone:        (212) 525-5393
                  Fax:              (212) 525-6903

         (For all purposes)

         Address for notices or communications to Party B:

                  Address:          RALI Series 2007-QA3 Supplemental Interest Trust,
                                    c/o Deutsche Bank Trust Company Americas
                                    1761 East St. Andrew Place
                                    Santa Ana, California 92705

                  Attn:             RALI Series 2007-QA3 Supplemental Interest Trust
                  Fax:              714-247-6285

                  with a copy to:

                  Address:          Residential Funding Company, LLC
                                    2255 North Ontario, Suite 400
                                    Burbank, CA
                  Attention:        Bond Administration
                  Facsimile No.:    (818) 260-1815
                  Telephone No:

         (For all purposes)

(b)      PROCESS AGENT.  For the purpose of Section 13(c):

         Party A appoints as its Process Agent:  Not applicable.

         Party B appoints as its Process Agent:  Not applicable.

(c)      OFFICES.  The provisions of Section 10(a) will apply to this Agreement

(d)      MULTIBRANCH PARTY.  For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      CALCULATION  AGENT. The Calculation Agent is Party A; provided,  however,  that if an Event of Default shall have  occurred  with  respect to Party A, Party B shall  have the right to  appoint as  Calculation  Agent a third party, reasonably acceptable to Party A, the cost for which shall be borne by Party A.

(f)      CREDIT SUPPORT DOCUMENT.

         Party A:          The Credit  Support  Annex,  and any guarantee in support of Party A's  obligations  under this Agreement.

         Party B:          None

(g)      CREDIT SUPPORT PROVIDER.

         Party A:          The  guarantor  under any  guarantee  in  support  of Party  A's  obligations  under  this
                           Agreement.

         Party B:          None.

(h)      GOVERNING  LAW.  The  parties  to this  Agreement  hereby  agree that the law of the State of New York shall govern their rights and duties in whole,  without  regard to the conflict of law  provisions  thereof  other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)      NETTING  OF  PAYMENTS.  The  parties  agree  that  subparagraph  (ii) of  Section  2(c)  will  apply to each
         Transaction hereunder.

(j)      AFFILIATE.  "Affiliate"  shall have the meaning  assigned  thereto in Section 14;  provided,  however,  that
         Party A and Party B shall be deemed to have no  Affiliates  for purposes of this  Agreement,  including  for purposes of Section 6(b)(ii).

PART 5.           OTHERS PROVISIONS.

(a)      DEFINITIONS.  Unless otherwise  specified in a Confirmation,  this Agreement and each Transaction under this
         Agreement  are  subject  to  the  2000  ISDA  Definitions  as  published  and  copyrighted  in  2000  by the
         International  Swaps and  Derivatives  Association,  Inc. (the  "DEFINITIONS"),  and will be governed in all relevant  respects by the  provisions set forth in the  Definitions,  without regard to any amendment to the
         Definitions  subsequent to the date hereof.  The provisions of the  Definitions  are hereby  incorporated by reference in and shall be deemed a part of this Agreement,  except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement,  and (ii)
         references to a  "Transaction"  in this Agreement  shall be deemed  references to a "Swap  Transaction"  for purposes of the Definitions.  Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

(b)      AMENDMENTS TO ISDA MASTER AGREEMENT.

         (i)      SINGLE  AGREEMENT.  Section  1(c) is hereby  amended by the adding  the words  "including,  for the avoidance of doubt, the Credit Support Annex"  after the words "Master Agreement".

         (ii)     CONDITIONS PRECEDENT.     Section  2(a)(iii) is hereby  amended by adding the  following at the end thereof:

                  Notwithstanding  anything to the  contrary  in Section  2(a)(iii)(1),  if an Event of Default  with respect to Party B or  Potential  Event of Default  with  respect to Party B has  occurred and been continuing  for more than 30 Local  Business Days and no Early  Termination  Date in respect of the
                  Affected  Transactions has occurred or been  effectively  designated by Party A, the obligations of
                  Party A under Section  2(a)(i)  shall cease to be subject to the  condition  precedent set forth in
                  Section  2(a)(iii)(1)  with respect to such  specific  occurrence  of such Event of Default or such
                  Potential Event of Default (the "SPECIFIC EVENT");  provided,  however, for the avoidance of doubt, the  obligations of Party A under Section  2(a)(i) shall be subject to the condition  precedent set forth  in  Section  2(a)(iii)(1)  (subject  to  the  foregoing)  with  respect  to  any  subsequent occurrence  of the same Event of Default  with  respect  to Party B or  Potential  Event of Default with respect to Party B after the Specific  Event has ceased to be  continuing  and with respect to any  occurrence  of any other  Event of  Default  with  respect  to Party B or  Potential  Event of
                  Default with respect to Party B that occurs subsequent to the Specific Event.

         (iii)    CHANGE OF  ACCOUNT.  Section  2(b) is hereby  amended by the  addition of the  following  after the word "delivery" in the first line thereof:

                  "to another account in the same legal and tax jurisdiction as the original account".

         (iv)     REPRESENTATIONS.  Section  3 is  hereby  amended  by  adding  at  the  end  thereof  the  following subsection (g):

                  "(g)     Relationship Between Parties.

                           (1)      Nonreliance.  (i) It is not relying on any  statement  or  representation  of the other party regarding the Transaction  (whether written or oral),  other than the representations  expressly made in this Agreement or the  Confirmation in respect of that  Transaction  and (ii) it has consulted  with its own legal,  regulatory, tax,  business,  investment,  financial and accounting  advisors to the extent it has deemed  necessary,  and it has made its own  investment,  hedging and trading decisions  based upon its own judgment and upon any advice from such  advisors as it has deemed necessary and not upon any view expressed by the other party.

                           (2)      Evaluation  and  Understanding.  (i) It has the capacity to evaluate  (internally or through independent  professional advice) the Transaction and has made its own decision  subject to Section 6(n) of this Agreement to enter into the Transaction and (ii) It understands  the terms,  conditions and risks of the  Transaction and is willing and able to accept  those  terms and  conditions  and to assume  those risks, financially and otherwise.

                           (3)      Purpose.  It is entering  into the  Transaction  for the purposes of managing its borrowings or  investments,  hedging its  underlying  assets or liabilities or in connection with a line of business.

                           (4)      Status of  Parties.  The other  party is not  acting  as an agent,  fiduciary  or advisor for it in respect of the Transaction.

                           (5)      Eligible  Contract  Participant.  It is an "eligible  swap  participant"  as such term is  defined  in,  Section  35.1(b)(2)  of the  regulations  (17  C.F.R.  35)
                                    promulgated under, and an "eligible  contract  participant" as defined in Section
                                    1(a)(12) of the Commodity Exchange Act, as amended."

         (v)      TRANSFER TO AVOID  TERMINATION  EVENT.  Section  6(b)(ii)  is hereby  amended by (i)  deleting  the words "or if a Tax Event Upon Merger  occurs and the  Burdened  Party is the  Affected  Party," and
                  (ii) by deleting the words "to transfer"  and inserting the words "to effect a Permitted  Transfer"
                  in lieu thereof.

         (vi)     JURISDICTION.   Section  13(b)  is  hereby   amended  by:  (i)  deleting  in  the  second  line  of
                  subparagraph  (i) thereof the word "non-",  (ii)  deleting "; and" from the end of  subparagraph  1 and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

         (vii)    LOCAL  BUSINESS DAY. The  definition of Local  Business Day in Section 14 is hereby  amended by the addition of the words "or any Credit Support  Document"  after  "Section  2(a)(i)" and the addition of the words "or Credit Support Document" after "Confirmation".

(c)      ADDITIONAL TERMINATION EVENTS.  The following Additional Termination Events will apply:

(I)      FIRST RATING TRIGGER  COLLATERAL.  If (A) it is not the case that a Moody's  Second Trigger  Ratings Event has occurred and been  continuing  for 30 or more Local Business Days and (B) Party A has failed to comply with or perform any  obligation  to be complied  with or performed by Party A in  accordance with the Credit  Support  Annex,  then an  Additional  Termination  Event shall have  occurred with respect to Party A and Party A shall be the sole  Affected  Party with  respect to such  Additional
                  Termination Event.

(II)     SECOND  RATING  TRIGGER  REPLACEMENT.  If (A) a Required  Ratings  Downgrade  Event has  occurred and been continuing  for 30 or more Local  Business Days and (B) (i) at least one Eligible  Replacement  has made a Firm  Offer to be the  transferee  of all of Party A's  rights  and  obligations  under this
                  Agreement  (and such Firm  Offer  remains  an offer  that will  become  legally  binding  upon such
                  Eligible  Replacement upon acceptance by the offeree) and/or (ii) an Eligible  Guarantor has made a
                  Firm Offer to provide an Eligible  Guarantee (and such Firm Offer remains an offer that will become legally binding upon such Eligible Guarantor  immediately upon acceptance by the offeree),  then an
                  Additional  Termination  Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

         (iii)    REGULATION  AB:  If,  upon the  occurrence  of a  disclosure  event  pursuant  to  Section 2 of the
                  Indemnification  Agreement,  dated April 27, 2007, (the  "Indemnification  Agreement") by and among
                  Party A, Residential  Accredit Loans, Inc. and Residential  Funding Company,  LLC, Party A has not,
                  at its sole  expense,  within 10 days after such  disclosure  event (a)  provided  the  information required by Section 2 of the Indemnification  Agreement,  (b) secured another entity by a Permitted
                  Transfer to replace  Party A as party to this  Agreement,  on terms  substantially  similar to this
                  Agreement and subject to prior  notification to the Rating Agencies,  which entity (and a guarantor therefore) meets or exceeds the Approved  Ratings  Threshold (and which satisfies the Rating Agency
                  Condition) and which entity is able to comply with the  requirements  of Item 1115 of Regulation AB or (c) obtain a guaranty of Party A's  obligations  under this Agreement from an affiliate of Party
                  A that is able to comply with the financial  information  disclosure  requirements  of Item 1115 of
                  Regulation  AB,  such that  disclosure  provided  in  respect of the  affiliate  will  satisfy  any disclosure  requirements  applicable to Party A, and provided that Party B receives of confirmation of the  Rating  Agency  Condition  in  respect  of such  affiliate  of Party A, then an  Additional
                  Termination  Event  shall  have  occurred  with  respect  to Party A and  Party A shall be the sole affected party with respect to such Additional Termination Event

         (iv)     OPTIONAL  TERMINATION  OF  SECURITIZATION.  An  Additional  Termination  Event shall occur upon the notice to Certificate holders of an Optional Termination becoming  unrescindable in accordance with
                  Article  IX of the  Pooling  and  Servicing  Agreement  (such  notice,  the  "OPTIONAL  TERMINATION
                  Notice").  With  respect  to such  Additional  Termination  Event:  (A)  Party B shall  be the sole
                  Affected  Party;  (B)  notwithstanding  anything  to the  contrary  in Section  6(b)(iv) or Section
                  6(c)(i),  the final  Distribution  Date  specified  in the  Optional  Termination  Notice is hereby designated as the Early  Termination Date for this Additional  Termination  Event in respect of all
                  Affected  Transactions;   (C)  Section  2(a)(iii)(2)  shall  not  be  applicable  to  any  Affected
                  Transaction  in  connection  with  the  Early  Termination  Date  resulting  from  this  Additional
                  Termination  Event;  notwithstanding  anything to the  contrary in Section  6(c)(ii),  payments and deliveries  under  Section  2(a)(i) or  Section  2(e) in  respect  of the  Terminated  Transactions resulting from this Additional  Termination Event will be required to be made through and including the Early Termination Date designated as a result of this Additional  Termination Event;  provided, for the avoidance of doubt,  that any such payments or deliveries that are made on or prior to such
                  Early  Termination  Date will not be treated as Unpaid Amounts in determining the amount payable in respect of such Early  Termination  Date; (D)  notwithstanding  anything to the contrary in Section
                  6(d)(i),  (I) if, no later  than 4:00 pm New York City time on the day that is four  Business  Days
                  prior  to  the  final  Distribution  Date  specified  in  the  Optional   Termination  Notice,  the
                  Supplemental  Interest Trust Trustee requests the amount of the Estimated Swap Termination Payment,
                  Party A shall provide to the  Supplemental  Interest Trust Trustee in writing (which may be done in electronic  format) the amount of the Estimated Swap Termination  Payment no later than 2:00 pm New
                  York City time on the following  Business Day and (II) if the  Supplemental  Interest Trust Trustee
                  provides  written  notice  (which  may be done in  electronic  format) to Party A no later than two
                  Business Days prior to the final  Distribution  Date specified in the Optional  Termination  Notice that all requirements of the Optional  Termination have been met, then Party A shall, no later than one  Business  Day prior to the final  Distribution  Date  specified  in the  Optional  Termination
                  Notice,  make the  calculations  contemplated  by Section  6(e) of the ISDA  Master  Agreement  (as
                  amended  herein) and provide to the  Supplemental  Interest  Trust Trustee in writing (which may be done in  electronic  format)  the  amount  payable  by either  Party B or Party A in respect of the related Early  Termination  Date in connection with this Additional  Termination  Event;  provided, however,  that the amount  payable by Party B, if any, in respect of the related Early  Termination
                  Date  shall be the  lesser of (x) the amount  calculated  to be due by Party B pursuant  to Section
                  6(e) and (y) the  Estimated  Swap  Termination  Payment;  and (E)  notwithstanding  anything to the contrary in this  Agreement,  any amount due from Party B to Party A in respect of this  Additional
                  Termination  Event  will be  payable  on the final  Distribution  Date  specified  in the  Optional
                  Termination  Notice  and any  amount  due from  Party A to Party B in  respect  of this  Additional
                  Termination  Event will be payable one Business Day prior to the final  Distribution Date specified in the Optional Termination Notice.

(d)      REQUIRED  RATINGS  DOWNGRADE  EVENT.  In the event that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold (such event, a "REQUIRED RATINGS  DOWNGRADE  EVENT"),  then Party A shall, as soon as reasonably  practicable and so long as a Required  Ratings  Downgrade Event is in effect,  at its own expense,  using  commercially  reasonable  efforts,  procure  either (A) a Permitted  Transfer or (B) an
         Eligible Guarantee from an Eligible Guarantor.

(e)      TRANSFERS.

         (i)      Section 7 is hereby amended to read in its entirety as follows:

                  "Except with respect to any Permitted Transfer pursuant to Section 6(b)(ii),  Part 5(c)(iii),  Part
                  5(d), or the  succeeding  sentence,  neither Party A nor Party B is permitted to assign,  novate or transfer  (whether  by way of  security  or  otherwise)  as a whole or in part  any of its  rights, obligations  or interests  under the  Agreement or any  Transaction  without (a) the prior  written consent of the other party and (b)  satisfaction  of the Rating  Agency  Condition  with respect to
                  S&P and Moody's."

         (ii)     If an Eligible  Replacement  has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee  pursuant to a Permitted  Transfer,  Party
                  B shall, at Party A's written  request and at Party A's expense take any reasonable  steps required to be taken by Party B to effect such transfer.

(f)      NON-RECOURSE.  Party A acknowledges and agree that,  notwithstanding  any provision in this Agreement to the contrary,  the obligations of Party B hereunder are limited recourse  obligations of Party B, payable solely from the Supplemental  Interest Trust and the proceeds thereof,  in accordance with the priority of payments and other terms of the Pooling and  Servicing  Agreement  and that Party A will not have any recourse to any of the  directors,  officers,  employees,  shareholders  or  affiliates  of the Party B with  respect to any claims, losses, damages,  liabilities,  indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Supplemental  Interest Trust and the proceeds thereof,  should be insufficient  to satisfy all claims  outstanding  and following the  realization  of the account held by the
         Supplemental  Interest  Trust and the proceeds  thereof,  any claims against or obligations of Party B under the ISDA Master Agreement or any other  confirmation  thereunder still outstanding shall be extinguished and thereafter  not revive.  The  Supplemental  Interest  Trust Trustee shall not have liability for any failure or delay in making a payment  hereunder to Party A due to any failure or delay in  receiving  amounts in the account  held by the  Supplemental  Interest  Trust  from the Trust  created  pursuant  to the  Pooling  and
         Servicing Agreement.  This provision will survive the termination of this Agreement.

(g)      TIMING OF PAYMENTS BY PARTY B UPON EARLY  TERMINATION.  Notwithstanding  anything to the contrary in Section
         6(d)(ii),  to the extent that all or a portion (in either case,  the  "Unfunded  Amount") of any amount that is  calculated  as being due in respect of any Early  Termination  Date under  Section  6(e) from Party B to
         Party A will be paid by Party B from amounts  other than any upfront  payment paid to Party B by an Eligible
         Replacement  that has entered a Replacement  Transaction  with Party B, then such  Unfunded  Amount shall be due on the next  subsequent  Distribution  Date  following  the date on which the  payment  would  have been payable as determined in accordance with Section 6(d)(ii),  and on any subsequent  Distribution  Dates until paid in full (or if such Early Termination Date is the final  Distribution  Date, on such final Distribution
         Date);  provided,  however,  that if the date on which the payment  would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution  Date, such payment will be payable on such  Distribution
         Date.

(h)      RATING  AGENCY  NOTIFICATIONS.  Except as otherwise  provided  herein,  no Early  Termination  Date shall be effectively  designated  hereunder  by Party B and no  transfer  of any  rights or  obligations  under  this
         Agreement  shall be made by either party unless each Swap Rating Agency has been given prior written  notice of such designation or transfer.

(i)      NO SET-OFF.  Except as expressly  provided for in Section 2(c),  Section 6 or Part  1(f)(i)(D)  hereof,  and notwithstanding any other provision of this Agreement or any other existing or future agreement,  each party irrevocably  waives any and all rights it may have to set off, net, recoup or otherwise  withhold or suspend or condition  payment or performance of any obligation  between it and the other party hereunder against any obligation  between it and the other  party  under any other  agreements.  Section  6(e) shall be amended by deleting the following  sentence:  "The amount,  if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(j)      AMENDMENT.  Notwithstanding  any  provision to the contrary in this  Agreement,  no amendment of either this
         Agreement  or any  Transaction  under this  Agreement  shall be permitted by either party unless each of the
         Swap Rating  Agencies has been  provided  prior written  notice of the same and S&P and Moody's  confirms in writing (including by facsimile  transmission) that it will not downgrade,  withdraw or otherwise modify its then-current ratings of the Certificates.

(k)      NOTICE OF  CERTAIN  EVENTS  OR  CIRCUMSTANCES.  Each  Party  agrees,  upon  learning  of the  occurrence  or existence of any event or condition that  constitutes  (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination  Event with respect to such party,  promptly to give the other  Party and to each Swap  Rating  Agency  notice of such  event or  condition;  provided  that failure to provide  notice of such event or  condition  pursuant to this Part 5(l) shall not  constitute  an
         Event of Default or a Termination Event.

(l)      PROCEEDINGS.  No Relevant Entity shall institute  against,  or cause any other person to institute  against, or join any other person in  instituting  against Party B, the  Supplemental  Interest  Trust,  or the trust formed  pursuant to the Pooling and Servicing  Agreement,  in any bankruptcy,  reorganization,  arrangement, insolvency  or  liquidation  proceedings  or other  proceedings  under any  federal or state  bankruptcy  or similar  law for a period  of one year  (or,  if  longer,  the  applicable  preference  period)  and one day following  payment in full of the  Certificates  and any Notes.  This provision will survive the termination of this Agreement.

(m)      SUPPLEMENTAL  INTEREST TRUST TRUSTEE  LIABILITY  LIMITATIONS.  It is expressly  understood and agreed by the parties  hereto that (a) this  Agreement  is executed by Deutsche  Bank Trust  Company  Americas  ("Deutsche
         Bank") not in its individual capacity,  but solely as Supplemental  Interest Trust Trustee under the Pooling and  Servicing  Agreement  in the  exercise  of the  powers  and  authority  conferred  and  invested  in it thereunder;  (b) Deutsche Bank has been directed  pursuant to the [Pooling and Servicing  Agreement to enter into this  Agreement  and to perform its  obligations  hereunder;  (c)  nothing  herein  contained  shall be construed as creating any liability on Deutsche Bank,  individually  or personally,  to perform and covenant either  expressed or implied  contained  herein,  all such liability,  if any, being expressly waived by the parties who are  signatories  to this  Agreement and by any such person  claiming by,  through or under such parties;  (d)  each of the  representations,  undertakings  and  agreements  herein  made on  behalf  of the
         Supplemental  Interest Trust] is made and intended not as personal  representations  of Deutsche Bank but is made and  intended  for the  purpose of  binding  only the  Supplemental  Interest  Trust;  and (e) under no circumstances  shall  Deutsche Bank in its individual  capacity be personally  liable for the payment of any indebtedness,  indemnity  or  expenses  of the  Supplemental  Interest  Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement.

(n)      SEVERABILITY.  If any  term,  provision,  covenant,  or  condition  of this  Agreement,  or the  application thereof to any party or  circumstance,  shall be held to be invalid or  unenforceable  (in whole or in part)
         in any respect,  the remaining terms,  provisions,  covenants,  and conditions hereof shall continue in full force  and  effect  as if this  Agreement  had been  executed  with the  invalid  or  unenforceable  portion eliminated,  so long as this Agreement as so modified  continues to express,  without material  change,  the original  intentions  of the parties as to the subject  matter of this  Agreement  and the  deletion of such portion of this  Agreement will not  substantially  impair the respective  benefits or  expectations  of the parties;  provided,  however,  that this severability  provision shall not be applicable if any provision of
         Section 2, 5, 6, or 13 (or any  definition  or  provision  in Section 14 to the extent it relates  to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

         The parties  shall  endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable term, provision,  covenant or condition with a valid or enforceable term, provision,  covenant or condition, the  economic  effect of which  comes as close as possible  to that of the  invalid or  unenforceable  term, provision, covenant or condition.

(o)      [Reserved]

(p)      [Reserved]

 (q)     CONSENT TO  RECORDING.  Each party hereto  consents to the  monitoring  or  recording,  at any time and from time to time, by the other party of any and all communications  between trading,  marketing,  and operations personnel of the parties and their  Affiliates,  waives any further notice of such  monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(r)      WAIVER OF JURY  TRIAL.  Each  party  waives  any right it may have to a trial by jury in  respect  of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(s)      FORM OF ISDA  MASTER  AGREEMENT.  Party A and  Party B  hereby  agree  that the text of the body of the ISDA
         Master  Agreement  is  intended  to be the  printed  form of the  ISDA  Master  Agreement  (Multicurrency  -
         Crossborder) as published and copyrighted in 1992 by the  International  Swaps and Derivatives  Association,
         Inc.

(t)      PAYMENT  INSTRUCTIONS.  Party A hereby agrees that,  unless  notified in writing by Party B of other payment instructions,  any and all amounts  payable by Party A to Party B under this Agreement  shall be paid to the account specified in Item 4 of this Confirmation, below.

(u)      ADDITIONAL REPRESENTATIONS.

         (i)      REPRESENTATIONS  OF  PARTY A.  Party A  represents  to Party B on the date on which  Party A enters into each Transaction that:--

                  (1)      Party A's  obligations  under this  Agreement  rank pari passu with all of Party A's other unsecured,  unsubordinated  obligations except those obligations preferred by operation of law.

                  (2)      [Party A is a bank subject to the  requirements  of 12 U.S.C.ss. 1823(e),  its  execution, delivery and  performance of this  Agreement  (including the Credit Support Annex and each
                           Confirmation)  have been  approved by its board of directors or its loan  committee,  such approval is reflected in the minutes of said board of  directors  or loan  committee,  and this  Agreement  (including  the  Credit  Support  Annex  and each  Confirmation)  will be maintained as one of its official records  continuously from the time of its execution (or in the case of any Confirmation,  continuously until such time as the relevant Transaction matures and the obligations therefor are satisfied in full).]

         (ii)     CAPACITY.  Party A  represents  to Party B on the date on which Party A enters into this  Agreement that it is entering  into the Agreement  and the  Transaction  as principal and not as agent of any person.  Party B represents  to Party A on the date on which Party B enters into this  Agreement it is entering into the Agreement and the  Transaction  in its capacity as the  Supplemental  Interest
                  Trustee.

(v)      ACKNOWLEDGEMENTS.

          (ii)    BANKRUPTCY  CODE.  Subject to Part 5(m),  without  limiting the  applicability if any, of any other provision  of the U.S.  Bankruptcy  Code as amended  (the  "Bankruptcy  Code")  (including  without limitation  Sections 362, 546, 556, and 560 thereof and the  applicable  definitions in Section 101 thereof),  the parties  acknowledge  and agree that all  Transactions  entered into  hereunder will constitute  "forward  contracts" or "swap  agreements"  as defined in Section 101 of the Bankruptcy
                  Code or "commodity  contracts" as defined in Section 761 of the  Bankruptcy  Code,  that the rights of the parties under Section 6 of this Agreement will  constitute  contractual  rights to liquidate
                  Transactions,  that any margin or  collateral  provided  under any  margin,  collateral,  security, pledge,  or similar  agreement  related  hereto will  constitute  a "margin  payment" as defined in
                  Section  101 of the  Bankruptcy  Code,  and that the parties  are  entities  entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

(W)      NOTICES;  DEMANDS.  In the  event  that  Party  A fails  to  perform  any of its  obligations  under  this
         Agreement (including,  without limitation,  its obligations to make any payment or transfer collateral),  or breaches any of its  representations  and  warranties  hereunder,  or in the event that an Event of Default,
         Termination Event, or Additional  Termination Event occurs upon actual knowledge thereof,  Party B shall, no later than the next Business Day  following  such failure,  breach or  occurrence,  notify the Depositor and give  any  notice  of such  failure  specified  in this  Agreement  and make any  demand  specified  in this
         Agreement.  In the event that Party A's  obligations  are at any time  guaranteed by a third party,  then to the extent  that Party A fails to make any  payment or  delivery  required  under  terms of this  Agreement,
         Party B shall,  no later than the next Business Day following such failure,  demand that such guarantor make any and all payments  then required to be made by the guarantor  pursuant to such  guarantee.  Party B shall cause any replacement  swap provider to provide a copy of the related  replacement  derivative  agreement to the  Depositor.  For the  avoidance of doubt,  notwithstanding  anything in this  Agreement to the contrary, the failure of Party B to comply with the  requirements  of this paragraph  shall not constitute an Event of
         Default or Termination Event.

(X)      ADDITIONAL DEFINITIONS.

         As used in this Agreement,  the following terms shall have the meanings set forth below,  unless the context clearly requires otherwise:

         "APPROVED RATINGS  THRESHOLD" means each of the S&P Approved Ratings Threshold and the Moody's First Trigger
         Ratings Threshold.

         "APPROVED  REPLACEMENT"  means, with respect to a Market Quotation,  an entity making such Market Quotation, which entity would satisfy  conditions (a), (b), (c) and (e) of the definition of Permitted Transfer if such entity were a Transferee, as defined in the definition of Permitted Transfer.

"DERIVATIVE  PROVIDER  TRIGGER  EVENT"  means (i) an Event of Default  with  respect to which Party A is a Defaulting
Party,  (ii) a  Termination  Event with respect to which Party A is the sole  Affected  Party or (iii) an  Additional
Termination Event with respect to which Party A is the sole Affected Party.

"ELIGIBLE  GUARANTEE" means an  unconditional  and irrevocable  guarantee of all present and future  obligations (for the avoidance of doubt,  not limited to payment  obligations) of Party A or an Eligible  Replacement to Party B under this  Agreement  that is  provided  by an  Eligible  Guarantor  as  principal  debtor  rather than surety and that is directly  enforceable  by Party B, the form and  substance  of which  guarantee  are  subject  to the  Rating  Agency
Condition  with  respect  to S&P,  and either (A) a law firm has given a legal  opinion  confirming  that none of the guarantor's  payments to Party B under such  guarantee  will be subject to Tax collected by  withholding  or (B) such guarantee  provides that, in the event that any of such guarantor's  payments to Party B are subject to Tax collected by  withholding,  such  guarantor  is required to pay such  additional  amount as is necessary to ensure that the net amount actually  received by Party B (free and clear of any Tax collected by withholding)  will equal the full amount
Party B would have received had no such withholding been required.

"ELIGIBLE  GUARANTOR"  means an entity that (A) has credit ratings at least equal to the Approved  Ratings  Threshold and (B) has credit  ratings from Moody's at least equal to the Moody's Second Trigger  Ratings  Threshold,  provided, for the  avoidance  of doubt,  that an Eligible  Guarantee of an Eligible  Guarantor  with credit  ratings  below the
Moody's First Trigger  Ratings  Threshold will not cause a Collateral  Event (as defined in the Credit Support Annex)
not to occur or continue with respect to Moody's.

"ELIGIBLE  REPLACEMENT"  means an entity (A) (i) that (a) has credit  ratings at least equal to the Approved  Ratings
Threshold,  and (b) has credit ratings from Moody's at least equal to the Moody's Second Trigger  Ratings  Threshold, provided,  for the  avoidance of doubt,  that an Eligible  Replacement  with credit  ratings  below the Moody's First
Trigger  Ratings  Threshold  will not cause a Collateral  Event (as defined in the Credit Support Annex) not to occur with respect to Moody's,  or (ii) the present and future  obligations  (for the  avoidance  of doubt,  not limited to payment  obligations)  of which  entity to Party B under  this  Agreement  are  guaranteed  pursuant  to an  Eligible
Guarantee  provided by an Eligible  Guarantor and (B) that has executed an  indemnification  agreement  substantially similar to the Indemnification Agreement as noticed to Party B by the Depositor.

"ESTIMATED  SWAP  TERMINATION  PAYMENT" means,  with respect to an Early  Termination  Date, an amount  determined by
Party A in good faith and in a commercially  reasonable  manner as the maximum  payment that could be owed by Party B to Party A in respect of such Early  Termination Date pursuant to Section 6(e) of the ISDA Master  Agreement,  taking into account then current market conditions.

"FIRM OFFER" means (A) with respect to an Eligible  Replacement,  a quotation from such Eligible  Replacement  (i) in an amount equal to the actual amount payable by or to Party B in  consideration  of an agreement  between Party B and such Eligible  Replacement  to replace Party A as the  counterparty  to this Agreement by way of novation or, if such novation is not possible,  an agreement  between Party B and such  Eligible  Replacement  to enter into a Replacement
Transaction (assuming that all Transactions hereunder become Terminated  Transactions),  and (ii) that constitutes an offer by such Eligible  Replacement to replace Party A as the  counterparty  to this Agreement or enter a Replacement
Transaction  that will become legally binding upon such Eligible  Replacement  upon acceptance by Party B which shall be  evidenced  by Party B's  receipt of  confirmation  of the Rating  Agency  Condition,  and (B) with  respect to an
Eligible  Guarantor,  an offer by such Eligible  Guarantor to provide an Eligible  Guarantee that will become legally binding upon such Eligible Guarantor upon acceptance by the offeree.

"MOODY'S" means Moody's Investors Service, Inc., or any successor thereto.

"MOODY'S FIRST TRIGGER RATINGS  THRESHOLD" means, with respect to Party A, the guarantor under an Eligible  Guarantee or an Eligible  Replacement,  (i) if such entity has both a long-term  unsecured  and  unsubordinated  debt rating or counterparty  rating from  Moody's and a  short-term  unsecured  and  unsubordinated  debt  rating  from  Moody's,  a long-term  unsecured  and  unsubordinated  debt rating or  counterparty  rating from Moody's of "A2" and a short-term unsecured  and  unsubordinated  debt rating from  Moody's of  "Prime-1",  or (ii) if such entity has only a long-term
unsecured  and  unsubordinated   debt  rating  or  counterparty  rating  from  Moody's,  a  long-term  unsecured  and unsubordinated debt rating or counterparty rating from Moody's of "A1".

"MOODY'S  SECOND TRIGGER  RATINGS EVENT" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Rating Threshold.

"MOODY'S  SECOND  TRIGGER  RATINGS  THRESHOLD"  means,  with  respect  to Party A, the  guarantor  under an  Eligible
Guarantee or an Eligible  Replacement,  (i) if such entity has both a long-term  unsecured  and  unsubordinated  debt rating or counterparty  rating from Moody's and a short-term  unsecured and unsubordinated  debt rating from Moody's, a long-term  unsecured and  unsubordinated  debt rating or  counterparty  rating from Moody's of "A3" or a short-term unsecured  and  unsubordinated  debt rating from  Moody's of  "Prime-2",  or (ii) if such entity has only a long-term
unsecured  and  unsubordinated   debt  rating  or  counterparty  rating  from  Moody's,  a  long-term  unsecured  and unsubordinated debt rating or counterparty rating from Moody's of "A3".

"PERMITTED  TRANSFER"  means a transfer by novation by Party A to a  transferee  (the  "TRANSFEREE")  of all, but not less than all, of Party A's rights,  liabilities,  duties and obligations under this Agreement, with respect to which transfer each of the  following  conditions is satisfied:  (a) the  Transferee is an Eligible  Replacement  that is a recognized  dealer in interest rate swaps  organized under the laws of the United States of America or a jurisdiction located in the United  States of America,  (b) as of the date of such  transfer  neither  Party B nor the  Transferee would be required to withhold or deduct on account of Tax from any  payments  under this  Agreement,  (c) an Event of
Default or Termination  Event would not occur as a result of such  transfer,  (d) Party B has consented in writing to the transfer,  which shall be evidenced by  satisfaction of the Rating Agency  Condition,  (e) the transfer would not give rise to a taxable event or any other adverse Tax consequences to Party B or its interest  holders,  as evidenced by an opinion of counsel delivered to Party B, (f) pursuant to a written instrument (the "Transfer  Agreement"),  the
Transferee  acquires  and  assumes  all  rights  and  obligations  of Party A under the  Agreement  and the  relevant
Transaction,  (g) Party B shall have  determined,  which shall be  evidenced  by  satisfaction  of the Rating  Agency
Condition,  that such Transfer  Agreement is effective to transfer to the  Transferee  all, but not less than all, of
Party A's rights and obligations under the Agreement and all relevant  Transactions;  (h) Party A will be responsible for any costs or expenses  incurred in connection  with such transfer  (including  any  replacement  cost of entering into a  replacement  transaction);  (i) Moody's has been given prior  written  notice of such transfer and the Rating
Agency  Condition is satisfied  with respect to S&P; and (j) such transfer  otherwise  complies with the terms of the
Pooling and Servicing Agreement.

 "RATING AGENCY CONDITION"  means, with respect to any particular  proposed act or omission to act hereunder and each
Swap Rating Agency (but not including Moody's)  specified in connection with such proposed act or omission,  that the party  acting or failing to act must consult  with each of the  specified  Swap Rating  Agencies  (but not  including
Moody's) and receive from each such Swap Rating Agency (but not including Moody's) a prior written  confirmation that the  proposed  action or  inaction  would not cause a  downgrade  or  withdrawal  of the  then-current  rating of any
Certificates or Notes.

"RELEVANT ENTITY" means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

"REPLACEMENT  TRANSACTION" means, with respect to any Terminated Transaction or group of Terminated  Transactions,  a transaction  or group of  transactions  that (i)  would  have the  effect  of  preserving  for  Party B the  economic equivalent of any payment or delivery  (whether the  underlying  obligation  was absolute or contingent  and assuming the  satisfaction  of each  applicable  condition  precedent) by the parties under Section 2(a)(i) in respect of such
Terminated  Transaction or group of Terminated  Transactions that would, but for the occurrence of the relevant Early
Termination  Date,  have been required after that Date, and (ii) has terms which are  substantially  the same as this
Agreement,   including,  without  limitation,   rating  triggers,   Regulation  AB  compliance,  and  credit  support
documentation,  save for the exclusion of provisions  relating to Transactions  that are not Terminated  Transaction, as determined by Party B based solely on Party B's receipt of confirmation of the Rating Agency Condition.

"REQUIRED RATINGS DOWNGRADE EVENT" shall have the meaning assigned thereto in Part 5(d).

"REQUIRED  RATINGS  THRESHOLD" means each of the S&P Required Ratings  Threshold,  the Moody's Second Trigger Ratings
Threshold.

"S&P" means  Standard & Poor's  Rating  Services,  a division of The  McGraw-Hill  Companies,  Inc., or any successor thereto.

"S&P APPROVED  RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible  Guarantee or an
Eligible  Replacement,  a short-term  unsecured and unsubordinated  debt rating from S&P of "A-1", or, if such entity does  not  have a  short-term  unsecured  and  unsubordinated  debt  rating  from  S&P,  a  long-term  unsecured  and unsubordinated debt rating from S&P of "A+".

"S&P REQUIRED  RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible  Guarantee or an
Eligible Replacement, a long-term unsecured and unsubordinated debt rating from S&P of "BBB+".

"SWAP RATING  AGENCIES"  means,  with respect to any date of  determination,  each of S&P and Moody's,  to the extent that each such rating  agency is then  providing a rating for any of the RALI Series 2007 QA3 Trust,  Mortgage  Asset
Backed Pass Through  Certificates,  Series 2007 QA3 (the "Certificates") or any notes backed by the Certificates (the
"Notes").

                                 [Remainder of this page intentionally left blank.]

4.       Account Details and Settlement Information:

Payments to Party A:                HSBC Bank USA, National Association
                                                       ABA # 021-001-088
                                                       For credit to Department 299
                                                       A/C: 000-04929-8
                                                       HSBC Derivative Products Group

Payments to Party B:                Deutsche Bank Trust Company Americas
                                    ABA Number: 021-001-003
                                    Account Number: 01419663
                                    Account Name: NYLTD Funds Control -
                                    Stars West
                                    Ref: RALI 2007-QA3 Swap

Payments to Master Servicer:

This  Agreement may be executed in several  counterparts,  each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

We are very pleased to have executed this Transaction  with you and we look forward to completing other  transactions with you in the near future.

Very truly yours,

HSBC BANK USA, NATIONAL ASSOCIATION

By:  _______________________________
         Name:
         Title:

Party B, acting  through its duly  authorized  signatory,  hereby  agrees to,  accepts and  confirms the terms of the foregoing as of the date hereof.

DEUTSCHE BANK TRUST COMPANY AMERICAS
NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS
SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE
SUPPLEMENTAL INTEREST TRUST WITH RESPECT TO THE RALI SERIES
2007 QA3 TRUST, MORTGAGE ASSET BACKED PASS-THROUGH CERTIFICATES,
SERIES 2007 QA3

By:      _______________________________
         Name:
         Title:

                                                    SCHEDULE I

   (all such dates subject to No Adjustment with respect to Fixed Rate Payer Period End Dates and adjustment in accordance with the Following Business Day Convention with respect to Floating Rate Payer Period End Dates)

------------------------------------------------------------------------------- -----------------------------
                         For the Calculation Periods                                  Notional Amount
------------------------------------------------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
         From and including:                     To but excluding the                      in USD:
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                    The Effective Date                            May 25, 2007                842,800,000.01
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                          May 25, 2007                           June 25, 2007                818,039,340.51
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                         June 25, 2007                           July 25, 2007                794,005,670.26
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                         July 25, 2007                          August 25 2007                770,677,655.08
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                        August 25 2007                      September 25, 2007                748,034,586.63
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                    September 25, 2007                        October 25, 2007                726,056,363.99
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                      October 25, 2007                       November 25, 2007                704,723,475.96
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                     November 25, 2007                       December 25, 2007                684,016,983.64
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                     December 25, 2007                        January 25, 2008                663,918,503.76
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                      January 25, 2008                       February 25, 2008                644,410,192.29
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                     February 25, 2008                          March 25, 2008                625,474,728.71
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                        March 25, 2008                          April 25, 2008                607,095,300.57
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                        April 25, 2008                            May 25, 2008                589,255,588.68
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                          May 25, 2008                           June 25, 2008                571,939,883.12
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                         June 25, 2008                           July 25, 2008                555,132,670.08
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                         July 25, 2008                         August 25, 2008                538,819,025.23
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                       August 25, 2008                      September 25, 2008                522,984,462.07
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                    September 25, 2008                        October 25, 2008                507,614,919.12
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                      October 25, 2008                       November 25, 2008                492,696,747.41
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                     November 25, 2008                       December 25, 2008                478,216,698.45
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                     December 25, 2008                        January 25, 2009                464,161,912.40
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                      January 25, 2009                       February 25, 2009                450,519,906.73
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                     February 25, 2009                          March 25, 2009                437,278,565.15
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                        March 25, 2009                          April 25, 2009                424,426,126.87
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                        April 25, 2009                            May 25, 2009                411,951,176.10
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                          May 25, 2009                           June 25, 2009                399,842,632.08
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                         June 25, 2009                           July 25, 2009                388,089,739.10
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                         July 25, 2009                         August 25, 2009                376,682,057.05
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                       August 25, 2009                      September 25, 2009                365,609,452.17
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                    September 25, 2009                        October 25, 2009                354,862,088.01
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                      October 25, 2009                       November 25, 2009                344,430,416.76
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                     November 25, 2009                       December 25, 2009                334,305,170.73
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                     December 25, 2009                        January 25, 2010                324,477,354.24
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                      January 25, 2010                       February 25, 2010                314,938,235.51
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                     February 25, 2010                          March 25, 2010                305,679,338.99
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                        March 25, 2010                          April 25, 2010                296,692,437.84
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                        April 25, 2010                            May 25, 2010                287,969,546.62
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                          May 25, 2010                           June 25, 2010                279,502,914.24
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                         June 25, 2010                           July 25, 2010                271,285,017.05
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                         July 25, 2010                         August 25, 2010                263,308,552.15
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                       August 25, 2010                      September 25, 2010                255,566,431.01
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                    September 25, 2010                        October 25, 2010                248,051,773.07
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                      October 25, 2010                       November 25, 2010                240,757,899.69
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                     November 25, 2010                       December 25, 2010                233,678,328.26
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                     December 25, 2010                        January 25, 2011                226,806,766.40
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                      January 25, 2011                       February 25, 2011                220,137,106.34
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                     February 25, 2011                          March 25, 2011                213,663,419.65
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                        March 25, 2011                          April 25, 2011                207,379,951.80
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                        April 25, 2011                            May 25, 2011                201,281,117.21
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                          May 25, 2011                           June 25, 2011                195,361,494.19
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                         June 25, 2011                           July 25, 2011                189,615,820.20
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                         July 25, 2011                         August 25, 2011                184,038,987.11
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                       August 25, 2011                      September 25, 2011                178,626,036.77
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                    September 25, 2011                        October 25, 2011                173,372,156.53
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                      October 25, 2011                       November 25, 2011                168,272,616.56
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                     November 25, 2011                       December 25, 2011                163,322,944.04
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                     December 25, 2011                        January 25, 2012                158,518,737.66
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                      January 25, 2012                       February 25, 2012                153,855,725.27
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                     February 25, 2012                          March 25, 2012                149,311,861.43
--------------------------------------- --------------------------------------- -----------------------------
--------------------------------------- --------------------------------------- -----------------------------
                        March 25, 2012                    The Termination Date                144,901,529.86
--------------------------------------- --------------------------------------- -----------------------------

                                                      ANNEX A

                                     PARAGRAPH 13 OF THE CREDIT SUPPORT ANNEX

                                                                                                   ANNEX A

                                                  ISDA(R)
                                           CREDIT SUPPORT ANNEX
                                          to the Schedule to the
                                          ISDA Master Agreement
                                    dated as of APRIL 27, 2007 between
         HSBC Bank USA, National Association (hereinafter referred to as "PARTY A" or "PLEDGOR")
                                                   and
     Deutsche Bank Trust Company Americas, not individually, but solely as trustee (the "Supplemental
  Interest Trust Trustee" or the "Trustee") on behalf of the supplemental interest trust with respect to the RALI Series 2007-QA3 Trust (the "Supplemental Interest Trust")
                        (hereinafter referred to as "PARTY B" or "SECURED PARTY").

For the  avoidance of doubt,  and  notwithstanding  anything to the contrary  that may be contained in the
Agreement,  this  Credit  Support  Annex  shall  relate  solely  to  the  Transaction  documented  in  the
Confirmation dated APRIL 27, 2007 , between Party A and Party B, Reference Number 470129HN.

PARAGRAPH 13.  ELECTIONS AND VARIABLES.

(a)      SECURITY INTEREST FOR "OBLIGATIONS".  The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

         With respect to Party A: not applicable.

         With respect to Party B: not applicable.

(b)      CREDIT SUPPORT OBLIGATIONS.

(i)      DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

(A)      "DELIVERY  AMOUNT" has the meaning  specified  in  Paragraph  3(a) as amended (I) by deleting the words  "upon a demand  made by the  Secured  Party on or  promptly  following a
                           Valuation  Date" and  inserting  in lieu  thereof the words "not later than the close of business on each Valuation  Date" and (II) by deleting in its entirety the sentence beginning "Unless otherwise  specified in Paragraph 13" and ending
                           "(ii) the Value as of that  Valuation Date of all Posted Credit Support held by the Secured Party." and inserting in lieu thereof the following:

                           The "DELIVERY  AMOUNT"  applicable  to the Pledgor for any Valuation  Date will equal the greatest of

                           (1)      the  amount  by  which  (a) the S&P  Credit  Support  Amount  for such
                                    Valuation  Date exceeds (b) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

                           (2)      the  amount by which (a) the  Moody's  First  Trigger  Credit  Support
                                    Amount for such  Valuation  Date exceeds (b) the Moody's First Trigger
                                    Value as of such  Valuation  Date of all Posted Credit Support held by the Secured Party, and

                           (3)      the amount by which (a) the  Moody's  Second  Trigger  Credit  Support
                                    Amount for such  Valuation Date exceeds (b) the Moody's Second Trigger
                                    Value as of such  Valuation  Date of all Posted Credit Support held by the Secured Party.

(B)      "RETURN  Amount"  has the  meaning  specified  in  Paragraph  3(b) as amended by  deleting in its entirety the sentence  beginning "Unless  otherwise  specified in Paragraph 13"
                           and ending "(ii) the Credit Support  Amount." and inserting in lieu thereof the following:

                           The "RETURN  AMOUNT"  applicable to the Secured  Party for any  Valuation  Date will equal the least of

                           (1)      the  amount by which (a) the S&P  Value as of such  Valuation  Date of all Posted  Credit  Support held by the Secured  Party exceeds (b) the
                                    S&P Credit Support Amount for such Valuation Date,

                           (2)      the amount by which (a) the  Moody's  First  Trigger  Value as of such
                                    Valuation  Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's First Trigger  Credit  Support Amount for such
                                    Valuation Date, and

                           (3)      the amount by which (a) the Moody's  Second  Trigger  Value as of such
                                    Valuation  Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's  Second Trigger Credit Support Amount for such
                                    Valuation Date.

(C)      "CREDIT  SUPPORT  AMOUNT" shall not apply.  For purposes of  calculating  any Delivery  Amount or
                           Return  Amount  for any  Valuation  Date,  reference  shall  be made to the S&P
                           Credit Support Amount,  the Moody's First Trigger Credit Support Amount, or the
                           Moody's Second Trigger Credit Support  Amount,  in each case for such Valuation
                           Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

(ii)     ELIGIBLE COLLATERAL.

On any date, the following items will qualify as "ELIGIBLE COLLATERAL"(for the avoidance of doubt, all
Eligible Collateral to be denominated in USD):

                                                                                                  S&P[/
                                                                                                  FITCH/              MOODY'S                 MOODY'S
                                                                                             DBRS] VALUATION       FIRST TRIGGER           SECOND TRIGGER
                     COLLATERAL                                                                 PERCENTAGE      VALUATION PERCENTAGE    VALUATION PERCENTAGE
               (A)      Cash                                                                       100%                 100%                    100%
               (B)      Fixed-rate   negotiable  debt  obligations   issued  by  the  U.S.
                     Treasury  Department having a remaining  maturity on such date of not        98.5%                 100%                    100%
                     more than one year
               (C)      Fixed-rate   negotiable  debt  obligations   issued  by  the  U.S.
                     Treasury  Department having a remaining maturity on such date of more        89.9%                 100%                    94%
                     than one year but not more than ten years
               (D)      Fixed-rate   negotiable  debt  obligations   issued  by  the  U.S.
                     Treasury  Department having a remaining maturity on such date of more        83.9%                 100%                    87%
                     than ten years

(iii)    OTHER ELIGIBLE SUPPORT.

                  The following items will qualify as "OTHER ELIGIBLE SUPPORT" for the party specified:

                  Not applicable.

(iv)     THRESHOLD.

(A)      "INDEPENDENT AMOUNT" means zero with respect to Party A and Party B.

(B)      "THRESHOLD"  means,  with  respect to Party A and any  Valuation  Date,  zero if (i) a Collateral
                           Event  has  occurred  and has been  continuing  (x) for at least 30 days or (y)
                           since this Annex was  executed or if (ii) a Required  Ratings  Downgrade  Event has occurred or is continuing; otherwise, infinity.

                           "THRESHOLD" means, with respect to Party B and any Valuation Date, infinity.

(C)      "MINIMUM  TRANSFER  AMOUNT"  means USD  50,000 for any  Delivery  Amount of  Pledgor,  unless the
                           Pledor is the Defaulting  Party,  in which case it is zero, and $50,000 for any
                           Return  Amount of the Secured  Party,  unless the Secured Party is a Defaulting
                           Party, in which case it is zero.

(D)      ROUNDING:  The  Delivery  Amount  will be  rounded up to the  nearest  integral  multiple  of USD
                           10,000.  The  Return  Amount  will  be  rounded  down to the  nearest  integral multiple of USD 1,000.

(c)      VALUATION AND TIMING.

(i)      "VALUATION  AGENT"  means  Party A;  provided,  however,  that if an Event of Default  shall have occurred with respect to which Party A is the Defaulting  Party,  Party B shall have the right to designate as Valuation  Agent an independent  party,  reasonably  acceptable to
                  Party  A,  the cost for  which  shall  be  borne  by  Party A. All  calculations  by the
                  Valuation  Agent must be made in accordance with standard  market  practice,  including, in the  event of a dispute  as to the Value of any  Eligible  Credit  Support  or Posted
                  Credit Support,  by making reference to quotations  received by the Valuation Agent from one or more Pricing Sources.

(ii)     "VALUATION  DATE" means each Local  Business Day on which any of the S&P Credit  Support  Amount, the Moody's First Trigger  Credit  Support  Amount or the Moody's  Second Trigger Credit
                  Support Amount is greater than zero.

(iii)    "VALUATION  TIME"  means the close of business  in the city of the  Valuation  Agent on the Local
                  Business  Day  immediately  preceding  the  Valuation  Date or date of  calculation,  as applicable;  provided  that the  calculations  of Value and Exposure  will be made as of approximately the same time on the same date.

(iv)     "NOTIFICATION TIME" means 11:00 a.m., New York time, on a Local Business Day.

(v)      EXTERNAL  VERIFICATION.   Notwithstanding   anything  to  the  contrary  in  the  definitions  of
                  Valuation  Agent or  Valuation  Date,  at any time at which  Party A (or,  to the extent applicable,  its Credit Support Provider) does not have a long-term  unsubordinated  and unsecured  debt  rating of at least  "BBB+"  from S&P,  the  Valuation  Agent  shall (A)
                  calculate the Secured  Party's  Exposure and the S&P Value of Posted Credit  Suppport on
                  each  Valuation  Date based on  internal  marks and (B) verify  such  calculations  with external  marks  monthly by  obtaining on the last Local  Business Day of each  calendar month two external  marks for each  Transaction  to which this Annex relates and for all
                  Posted Credit Suport;  such  verification of the Secured Party's Exposure shall be based on  the  higher  of  the  two  external  marks.  Each  external  mark  in  respect  of a
                  Transaction shall be obtained from an independent  Reference  Market-maker that would be eligible  and  willing  to enter into such  Transaction  in the  absence of the  current derivative  provider,  provided  that an external mark may not be obtained from the same
                  Reference  Market-maker  more than four  times in any  12-month  period.  The  Valuation
                  Agent  shall  obtain  these  external  marks  directly or through an  independent  third party,  in either case at no cost to Party B. The  Valuation  Agent shall  calculate  on each  Valuation  Date (for purposes of this  paragraph,  the last Local  Business Day in each  calendar  month  referred  to above  shall be  considered  a  Valuation  Date) the
                  Secured Party's  Exposure based on the greater of the Valuation  Agent's  internal marks and the external  marks  received.  If the S&P Value on any such  Valuation  Date of all
                  Posted  Credit  Support  then  held by the  Secured  Party is less  than the S&P  Credit
                  Support  Amount on such  Valuation  Date (in each case as  determined  pursuant  to this paragraph),  Party A shall,  within three Local  Business Days of such  Valuation  Date,
                  Transfer to the Secured  Party  Eligible  Credit  Support  having an S&P Value as of the date of Transfer at least equal to such deficiency.

(vi)     NOTICE TO S&P.  At any time at which Party A (or, to the extent  applicable,  its Credit  Support
                  Provider)  does not have a  long-term  unsubordinated  and  unsecured  debt rating of at least  "BBB+" from S&P,  the  Valuation  Agent  shall  provide to S&P not later than the
                  Notification  Time  on  the  Local  Business  Day  following  each  Valuation  Date  its calculations  of the Secured  Party's  Exposure and the S&P Value of any Eligible Credit
                  Support or Posted Credit  Support for that  Valuation  Date.  The Valuation  Agent shall also provide to S&P any external marks received pursuant to the preceding paragraph.

(d)      CONDITIONS  PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES.  The following  Termination Events will be a "SPECIFIED  CONDITION" for the party  specified (that party being the Affected Party if the  Termination  Event  occurs  with  respect  to that  party):  With  respect  to  Party A: any
         Additional  Termination  Event with  respect to which Party A is the sole  Affected  Party.  With respect to Party B: None.

(e)      SUBSTITUTION.

(i)      "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

(ii)     CONSENT.  If  specified  here as  applicable,  then the Pledgor  must obtain the Secured  Party's consent for any substitution pursuant to Paragraph 4(d):  Inapplicable.

(f)      DISPUTE RESOLUTION.

(i)      "RESOLUTION  TIME" means 1:00 p.m. New York time on the Local  Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)     VALUE.  Notwithstanding  anything to the contrary in Paragraph  12, for the purpose of Paragraphs
                  5(i)(C) and 5(ii),  the S&P Value,  Moody's  First  Trigger  Value,  and Moody's  Second
                  Trigger Value,  on any date, of Eligible  Collateral  other than Cash will be calculated as follows:

                  For Eligible  Collateral in the form of securities  listed in Paragraph  13(b)(ii):  the sum of (A)  the  product  of  (1)(x)  the bid  price  at the  Valuation  Time  for  such securities on the principal  national  securities  exchange on which such securities are listed,  or (y) if such  securities  are not listed on a national  securities  exchange, the bid price for such securities  quoted at the Valuation Time by any principal  market maker for such securities  selected by the Valuation  Agent, or (z) if no such bid price is listed or quoted for such date,  the bid price  listed or quoted (as the case may be)
                  at the  Valuation  Time for the day next  preceding  such date on which such prices were available and (2) the  applicable  Valuation  Percentage  for such Eligible  Collateral, and (B) the accrued  interest on such  securities  (except to the extent  Transferred to the  Pledgor  pursuant  to  Paragraph  6(d)(ii)  or  included  in the  applicable  price referred to in the immediately preceding clause (A)) as of such date.

(iii)    ALTERNATIVE.  The provisions of Paragraph 5 will apply.

(g)      HOLDING AND USING POSTED COLLATERAL.

(i)      ELIGIBILITY TO HOLD POSTED  COLLATERAL;  CUSTODIANS.  Party B (or any Custodian) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b).

                  Party B has  appointed  as  Custodian  the entity then  serving as Trustee.  The Trustee shall have a short-term unsecured and unsubordinated debt S&P rating of at least A-1.

                  .

(ii)     USE OF POSTED  COLLATERAL.  The  provisions  of Paragraph  6(c)(i) will not apply to Party B, but the provisions of Paragraph 6(c)(ii) will apply to Party B.

(h)      DISTRIBUTIONS AND INTEREST AMOUNT.

(i)      INTEREST  RATE.  The  "INTEREST  RATE"  will  be  the  actual  interest  rate  earned  on  Posted
                  Collateral  in the form of Cash that is held by Party B or its  Custodian,  as specified in the Pooling and Servicing Agreement.

(ii)     TRANSFER OF INTEREST  AMOUNT.  The  Transfer  of the  Interest  Amount will be made on the second
                  Local  Business  Day  following  the end of each  calendar  month and on any other Local
                  Business  Day on  which  Posted  Collateral  in the form of Cash is  Transferred  to the
                  Pledgor pursuant to Paragraph 3(b);  provided,  however,  that the obligation of Party B to Transfer any  Interest  Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.

(iii)    ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii) will apply.

(i)      ADDITIONAL REPRESENTATION(S).  There are no additional representations by either party.

(j)      OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

(i)      "VALUE" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(ii)     "TRANSFER"  with  respect  to  Other  Eligible  Support  and  Other  Posted  Support  means:  not applicable.

(k)      DEMANDS  AND  NOTICES.All  demands,  specifications  and  notices  under  this Annex will be made pursuant to the Notices  Section of this  Agreement,  except  that any demand,  specification  or notice  shall be given to or made at the  following  addresses,  or at such other  address as the relevant  party may from time to time  designate by giving notice (in  accordance  with the terms of this paragraph) to the other party:

         If to Party A,

         Attn: Adrian Machin
         Tel: (212) 525-3358
         Fax: (212) 525-1101
         Email: CSACOLLATERAL@US.HSBC.COM
         If to Party B or its Custodian:

         RALI Series 2007-QA3
         c/o Deutsche Bank Trust Company Americas
         1761 East St. Andrew Place
         Santa Ana, California 92705
         Trust Administration - RF07A3

(l)      ADDRESS FOR TRANSFERS.  Each Transfer  hereunder shall be made to the address  specified below or to an address  specified  in writing from time to time by the party to which such  Transfer  will be made.

         Party A account details:
         USD Cash Collateral Instructions:
         HSBC BANK USA NA
         ABA:  021001088
         A/C:    CSA Collateral
         A/C #: 713007176

         US Treasury Collateral Instructions:
         JPMChase NYC
         ABA: 021000021
         A/C:  MMCMG

         Party B and Party B Custodian account details:
         Deutsche Bank Trust Company Americas
         ABA #: 021 001 033
         Acct #: 01419663
         Acct. Name: NYLTD Funds Control - Stars West
         Ref: Trust Administration - RALI Series 2007-QA3
(m)      OTHER PROVISIONS.

(i)      COLLATERAL  ACCOUNT.  Party B shall open and  maintain a  segregated  account,  which shall be an
                  Eligible  Account,  and  hold,  record  and  identify  all  Posted  Collateral  in  such segregated account as required by the Pooling and Servicing Agreement.

(ii)     AGREEMENT AS TO SINGLE SECURED PARTY AND SINGLE  PLEDGOR.  Party A and Party B hereby agree that, notwithstanding  anything to the contrary in this Annex,  (a) the term  "Secured  Party"
                  as used in this Annex means only Party B, (b) the term  "Pledgor"  as used in this Annex means only Party A, (c) only  Party A makes the  pledge  and grant in  Paragraph  2, the acknowledgement  in the final  sentence of  Paragraph  8(a) and the  representations  in
                  Paragraph 9.

(iii)    CALCULATION  OF  VALUE.  Paragraph  4(c) is hereby  amended  by  deleting  the word  "Value"  and inserting  in lieu thereof "S&P Value,  Moody's  First  Trigger  Value,  Moody's  Second
                  Trigger  Value".  Paragraph  4(d)(ii)  is hereby  amended by (A)  deleting  the words "a
                  Value" and inserting in lieu thereof "an S&P Value,  Moody's First  Trigger  Value,  and
                  Moody's  Second  Trigger  Value" and (B) deleting the words "the Value" and inserting in lieu thereof  "S&P Value,  Moody's  First  Trigger  Value,  and Moody's  Second  Trigger
                  Value".  Paragraph 5 (flush  language)  is hereby  amended by deleting  the word "Value"
                  and  inserting in lieu thereof  "S&P Value,  Moody's  First  Trigger  Value,  or Moody's
                  Second Trigger  Value".  Paragraph  5(i) (flush  language) is hereby amended by deleting the word  "Value" and  inserting  in lieu  thereof  "S&P Value,  Moody's  First  Trigger
                  Value,  and  Moody's  Second  Trigger  Value".  Paragraph  5(i)(C) is hereby  amended by deleting  the word "the Value,  if" and  inserting  in lieu  thereof "any one or more of the S&P Value,  Moody's First Trigger Value,  or Moody's  Second  Trigger Value,  as may
                  be".  Paragraph  5(ii) is hereby amended by (1) deleting the first instance of the words
                  "the Value" and  inserting in lieu  thereof  "any one or more of the S&P Value,  Moody's
                  First  Trigger  Value,  or Moody's  Second  Trigger  Value" and (2)  deleting the second instance of the words "the Value" and  inserting  in lieu  thereof  "such  disputed  S&P
                  Value,  Moody's  First  Trigger  Value,  or  Moody's  Second  Trigger  Value".  Each  of
                  Paragraph  8(b)(iv)(B)  and  Paragraph  11(a) is hereby  amended  by  deleting  the word
                  "Value" and  inserting in lieu thereof  "least of the S&P Value,  Moody's  First Trigger
                  Value, and Moody's Second Trigger Value".

(iv)     FORM OF ANNEX.  Party A and  Party B hereby  agree  that the text of  Paragraphs  1  through  12, inclusive,  of this Annex is  intended to be the  printed  form of ISDA  Credit  Support
                  Annex  (Bilateral  Form - ISDA  Agreements  Subject  to New York Law  Only  version)  as
                  published  and  copyrighted  in  1994  by  the   International   Swaps  and  Derivatives
                  Association, Inc.

(v)      EVENTS  OF  DEFAULT.  Paragraph  7 will not apply to cause any  Event of  Default  to exist  with respect to Party B except  that  Paragraph  7(i) will apply to Party B solely in respect
                  of  Party  B's   obligations   under   Paragraph  3(b)  of  the  Credit  Support  Annex.
                  Notwithstanding  anything  to the  contrary  in  Paragraph  7, any failure by Party A to comply  with or perform  any  obligation  to be complied  with or  performed  by Party A under the  Credit  Support  Annex  shall  only be an Event of  Default if (A) a Required
                  Ratings  Downgrade  Event has occurred and been continuing for 30 or more Local Business
                  Days and (B) such  failure is not  remedied  on or before the third Local  Business  Day after notice of such failure is given to Party A.

(vi)     EXPENSES.  Notwithstanding  anything  to the  contrary  in  Paragraph  10,  the  Pledgor  will be responsible  for,  and will  reimburse  the Secured  Party for,  all  transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

(vii)    WITHHOLDING.  Paragraph  6(d)(ii) is hereby amended by inserting  immediately after "the Interest
                  Amount" in the fourth line thereof  the words "less any applicable withholding taxes."

(viii)   NOTICE  OF  FAILURE  TO POST  COLLATERAL.  Upon  any  failure  by Party A to post  collateral  as required  under  this  Agreement,  Party B shall,  no later than the next  Business  Day after the date such  collateral  was  required  to be posted,  give a written  notice of such failure to Party A and to Depositor.  For the  avoidance of doubt,  notwithstanding anything in this  Agreement to the  contrary,  the failure of Party B to comply with the requirements  of this paragraph  shall not constitute an Event of Default or Termination
                  Event.

         (ix)     ADDITIONAL DEFINITIONS.  As used in this Annex:

                  "COLLATERAL  EVENT" means that no Relevant  Entity has credit  ratings at least equal to the Approved Ratings Threshold.

                  "DBRS  RATING  THRESHOLD  EVENT"  means,  on any date,  no  Relevant  Entity  has credit ratings from DBRS which are at least equal to the DBRS Approved Ratings Threshold.

                  "EXPOSURE"  has the  meaning  specified  in  Paragraph  12,  except  that after the word
                  "Agreement" the words "(assuming,  for this purpose only, that Part 1(f) of the Schedule is deleted)" shall be inserted.

                  "FITCH  RATING  THRESHOLD  EVENT"  means,  on any date,  no  Relevant  Entity has credit ratings from Fitch which exceed the Fitch Approved Ratings Threshold.

                  "LOCAL  BUSINESS  DAY"  means:  any day on  which  (A)  commercial  banks  are  open for business  (including  dealings in foreign exchange and foreign currency deposits) in New
                  York and the  location of Party A, Party B and any  Custodian,  and (B) in relation to a
                  Transfer of Eligible  Collateral,  any day on which the clearance  system agreed between the  parties  for the  delivery  of  Eligible  Collateral  is open  for  acceptance  and execution  of  settlement  instructions  (or in the case of a Transfer  of Cash or other
                  Eligible  Collateral  for which delivery is  contemplated  by other means a day on which commercial  banks are open for  business  (including  dealings in foreign  exchange  and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

                  "MOODY'S  FIRST  TRIGGER  EVENT" means that no Relevant  Entity has credit  ratings from
                  Moody's at least equal to the Moody's First Trigger Ratings Threshold.

                  "MOODY'S  FIRST TRIGGER  CREDIT  SUPPORT  AMOUNT"  means,  for any Valuation  Date,  the excess, if any, of

                  (I)      (A)      for any Valuation  Date on which (I) a Moody's First Trigger Event has occurred and has been  continuing  (x) for at least 30 Local  Business
                                    Days or (y) since this Annex was  executed and (II) it is not the case that a Moody's Second  Trigger Event has occurred and been  continuing for at least 30 Local Business Days, the sum, for each  Transaction to which this Annex relates, of an amount equal to the following:

                                    the  greater  of (a)  zero  and  (b) sum of (i)  the  Secured  Party's
                                    Transaction  Exposure for such Transaction and such Valuation Date and
                                    (ii) the product of the  applicable  Moody's First Trigger  Factor set forth in Table 1 and the Notional Amount for such  Transaction for the
                                    Calculation Period which includes such Valuation Date; or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A such Valuation Date.

                  "MOODY'S  FIRST  TRIGGER  VALUE"  means,  on any date and with  respect to any  Eligible
                  Collateral  other than Cash,  the bid price obtained by the Valuation  Agent  multiplied by the Moody's First Trigger  Valuation  Percentage  for such  Eligible  Collateral  set forth in Paragraph 13(b)(ii).

                  "MOODY'S FIRST TRIGGER NOTIONAL AMOUNT MULTIPLIER" means 2%.

                  "MOODY'S  SECOND  TRIGGER  EVENT" means that no Relevant  Entity has credit ratings from
                  Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

                  "MOODY'S  SECOND  TRIGGER  CREDIT SUPPORT  AMOUNT"  means,  for any Valuation  Date, the excess, if any, of

                  (I)      (A)      for any Valuation  Date on which it is the case that a Moody's  Second
                                    Trigger Event has occurred and been  continuing  for at least 30 Local
                                    Business  Days,  the sum,  for each  Transaction  to which  this Annex relates, of an amount equal to the following:

(1)      if such Transaction is not a Transaction-Specific Hedge,

                                            the  greatest of (a) zero,  (b) the amount of the next payment due to be paid by  Party A  under  such  Transaction,  and (c)
                                            the sum of (x) the Secured  Party's  Transaction  Exposure for
                                            such  Transaction  and such Valuation Date and (y) the product of the  applicable  Moody's Second Trigger Factor set forth in
                                            Table 2 and the Notional  Amount for such  Transaction for the
                                            Calculation Period which includes such Valuation Date; or

(2)      if such Transaction is a Transaction-Specific Hedge,

                                            the  greatest of (a) zero,  (b) the amount of the next payment due to be paid by  Party A  under  such  Transaction,  and (c)
                                            the sum of (x) the Secured  Party's  Transaction  Exposure for
                                            such  Valuation  Date and (y) the  product  of the  applicable
                                            Moody's  Second  Trigger  Factor  set forth in Table 3 and the
                                            Notional  Amount  for  such  Transaction  for the  Calculation
                                            Period which includes such Valuation Date; or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A for such Valuation Date.

                   "MOODY'S SECOND TRIGGER  TRANSACTION-SPECIFIC  HEDGE NOTIONAL AMOUNT  MULTIPLIER" means
                  10%.

                  "MOODY'S  SECOND  TRIGGER  VALUE"  means,  on any date and with  respect to any Eligible
                  Collateral  other than Cash,  the bid price obtained by the Valuation  Agent  multiplied by the Moody's Second  Trigger  Valuation  Percentage  for such Eligible  Collateral set forth in Paragraph 13(b)(ii).

                  "MOODY'S SECOND TRIGGER NOTIONAL AMOUNT MULTIPLIER" 8%.

                  "PRICING  SOURCES"  means  the  sources  of  financial  information  commonly  known  as
                  Bloomberg,   Bridge  Information  Services,   Data  Resources  Inc.,   Interactive  Data
                  Services,   International  Securities  Market  Association,   Merrill  Lynch  Securities
                  Pricing  Service,  Muller Data  Corporation,  Reuters,  Wood Gundy,  Trepp  Pricing,  JJ
                  Kenny, S&P and Telerate.

                  "S&P CREDIT SUPPORT AMOUNT" means, for any Valuation Date, the excess, if any, of

                  (I)      (A)      for any  Valuation  Date on which (i) an S&P Rating  Threshold  Event, has occurred and been  continuing  for at least 30 days,  or (ii) if a
                                    Required  Ratings  Downgrade  Event has occurred or is continuing,  an amount  equal to the sum,  for each  Transaction  to which  this Annex relates,  of the sum of (1) 100.0% of the Secured Party's  Transaction
                                    Exposure  for  such   Valuation  Date  and  (2)  the  product  of  the
                                    Volatility  Buffer for such  Transaction  and the  Notional  Amount of such Transaction for the Calculation  Period of such Transaction which includes such Valuation Date, or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A for such Valuation Date.

                  "S&P RATING  THRESHOLD  EVENT" means, on any date, no Relevant Entity has credit ratings from S&P which exceed the S&P Approved Ratings Threshold.

                  "S&P VALUE" means,  on any date and with respect to any Eligible  Collateral  other than
                  Cash,  the  product  of (A) the bid  price  obtained  by the  Valuation  Agent  for such
                  Eligible  Collateral and (B) the S&P Valuation  Percentage for such Eligible  Collateral set forth in paragraph 13(b)(ii).

                  "SWAP  PROVIDER  TRIGGER  EVENT"  means:  (A) an Event of Default  with respect to which
                  Party A is a Defaulting  Party,  (B) a  Termination  Event with respect to which Party A is the sole  Affected  Party or (C) an  Additional  Termination  Event  with  respect to which Party A is the sole Affected Party.

                  "TRANSACTION  EXPOSURE"  means,  for any  Transaction,  Exposure  determined  as if such
                  Transaction were the only Transaction between the Secured Party and the Pledgor.

                  "TRANSACTION-SPECIFIC  HEDGE"  means  any  Transaction  that is an  interest  rate  cap, interest  rate floor or interest  rate  swaption,  or an  interest  rate swap if (x) the notional  amount of the interest rate swap is "balance  guaranteed"  or (y) the notional amount  of the  interest  rate  swap  for  any  Calculation  Period  otherwise  is not a specific dollar amount that is fixed at the inception of the Transaction.

                  "VALUATION  PERCENTAGE"  shall mean, for purposes of determining the S&P Value,  Moody's
                  First  Trigger  Value,  or Moody's  Second  Trigger  Value with  respect to any Eligible
                  Collateral  or Posted  Collateral,  the  applicable  S&P Valuation  Percentage,  Moody's
                  First Trigger Valuation  Percentage,  or Moody's Second Trigger Valuation Percentage for
                  such Eligible Collateral or Posted Collateral,  respectively,  in each case as set forth in Paragraph 13(b)(ii).

                  "VALUE" shall mean, in respect of any date, the related S&P Value,  the related  Moody's
                  First Trigger Value, and the related Moody's Second Trigger Value.

                  "VOLATILITY  BUFFER" means,  for any  Transaction,  the related  percentage set forth in the following table.

                  ------------------------------------------- ------------------- -------------------- --------------------- --------------------

                  The higher of  the S&P short-term credit        Remaining       Remaining Weighted    Remaining Weighted   Remaining Weighted
                  rating of (i) Party A and (ii) the Credit    Weighted Average    Average Maturity      Average Maturity     Average Maturity
                  Support Provider of Party A, if applicable       Maturity          up to 5 years        up to 10 years       up to 30 years
                                                                up to 3 years
                  ------------------------------------------- ------------------- -------------------- --------------------- --------------------
                  ------------------------------------------- ------------------- -------------------- --------------------- --------------------
                  At least "A-2"                                    2.75%                3.25%                4.00%                 4.75%
                  ------------------------------------------- ------------------- -------------------- --------------------- --------------------
                  ------------------------------------------- ------------------- -------------------- --------------------- --------------------
                  "A-3"                                             3.25%                4.00%                5.00%                 6.25%
                  ------------------------------------------- ------------------- -------------------- --------------------- --------------------
                  ------------------------------------------- ------------------- -------------------- --------------------- --------------------
                  "BB+" or lower                                    3.50%                4.50%                6.75%                 7.50%
                  ------------------------------------------- ------------------- -------------------- --------------------- --------------------

(n)      TRUSTEE CAPACITY.

Notwithstanding  anything  herein to the contrary,  it is expressly  understood  and agreed by the parties hereto that  (i) this  Credit  Support  Annex is executed  and  delivered by Deutsche  Bank Trust  Company
Americas,  not individually or personally but solely as Supplemental  Interest Trustee (the  "Supplemental
Interest  Trustee") in the exercise of the powers and authority  conferred and vested in it,  (ii) each of the  representations,  undertakings and agreements  herein made on the part of the  Supplemental  Interest
Trust is made and intended not as personal  representations,  undertakings  and  agreements by the Trustee but is made and intended for the purpose of binding only the  Supplemental  Interest Trust,  (iii) nothing herein  contained  shall be construed as creating any  liability  on the  Supplemental  Interest  Trustee, individually or personally,  to perform any covenant  (either express or implied)  contained  herein,  and all such liability,  if any, is hereby expressly waived by the parties hereto,  and such waiver shall bind any  third  party  making a claim  by or  through  one of the  parties  who are  signatories  hereto;  and
(iv) under no  circumstances  shall  Deutsche Bank Trust Company  Americas in its  individual  capacity be personally  liable for the payment of any indebtedness or expenses of the Supplemental  Interest Trust, or be liable for the breach or  failure of any  obligation,  representation,  warranty  or  covenant  made or undertaken by the Supplemental Interest Trust hereunder or any related documents.

                            [Remainder of this page intentionally left blank]

                                                 Table 1

                                                                MOODY'S FIRST TRIGGER FACTOR

                      REMAINING                                             DAILY
                WEIGHTED AVERAGE LIFE                                    COLLATERAL
                  OF HEDGE IN YEARS                                        POSTING
                      1 or less                                             0.15%
More than 1 but not more than 2                                             0.30%
More than 2 but not more than 3                                             0.40%
More than 3 but not more than 4                                             0.60%
More than 4 but not more than 5                                             0.70%
More than 5 but not more than 6                                             0.80%
More than 6 but not more than 7                                             1.00%
More than 7 but not more than 8                                             1.10%
More than 8 but not more than 9                                             1.20%
More than 9 but not more than 10                                            1.30%
More than 10 but not more than 11                                           1.40%
More than 11 but not more than 12                                           1.50%
More than 12 but not more than 13                                           1.60%
More than 13 but not more than 14                                           1.70%
More than 14 but not more than 15                                           1.80%
More than 15 but not more than 16                                           1.90%
More than 16 but not more than 17                                           2.00%
More than 17 but not more than 18                                           2.00%
More than 18 but not more than 19                                           2.00%
More than 19 but not more than 20                                           2.00%
More than 20 but not more than 21                                           2.00%
More than 21 but not more than 22                                           2.00%
More than 22 but not more than 23                                           2.00%
More than 23 but not more than 24                                           2.00%
More than 24 but not more than 25                                           2.00%
More than 25 but not more than 26                                           2.00%
More than 26 but not more than 27                                           2.00%
More than 27 but not more than 28                                           2.00%
More than 28 but not more than 29                                           2.00%
                     More than 29                                           2.00%

                                                 Table 2

 MOODY'S SECOND TRIGGER FACTOR FOR INTEREST RATE SWAPS WITH FIXED NOTIONAL AMOUNTS

                     REMAINING                                          DAILY
               WEIGHTED AVERAGE LIFE                                 COLLATERAL
                 OF HEDGE IN YEARS                                     POSTING
                     1 or less                                          0.50%
More than 1 but not more than 2                                         1.00%
More than 2 but not more than 3                                         1.50%
More than 3 but not more than 4                                         1.90%
More than 4 but not more than 5                                         2.40%
More than 5 but not more than 6                                         2.80%
More than 6 but not more than 7                                         3.20%
More than 7 but not more than 8                                         3.60%
More than 8 but not more than 9                                         4.00%
More than 9 but not more than 10                                        4.40%
More than 10 but not more than 11                                       4.70%
More than 11 but not more than 12                                       5.00%
More than 12 but not more than 13                                       5.40%
More than 13 but not more than 14                                       5.70%
More than 14 but not more than 15                                       6.00%
More than 15 but not more than 16                                       6.30%
More than 16 but not more than 17                                       6.60%
More than 17 but not more than 18                                       6.90%
More than 18 but not more than 19                                       7.20%
More than 19 but not more than 20                                       7.50%
More than 20 but not more than 21                                       7.80%
More than 21 but not more than 22                                       8.00%
More than 22 but not more than 23                                       8.00%
More than 23 but not more than 24                                       8.00%
More than 24 but not more than 25                                       8.00%
More than 25 but not more than 26                                       8.00%
More than 26 but not more than 27                                       8.00%
More than 27 but not more than 28                                       8.00%
More than 28 but not more than 29                                       8.00%
                   More than 29                                         8.00%

                Copyright(C)1994 by International Swaps and Derivatives Association, Inc.

                                                 Table 3

 MOODY'S SECOND TRIGGER FACTOR FOR TRANSACTION-SPECIFIC HEDGES

                      REMAINING                                          DAILY
                WEIGHTED AVERAGE LIFE                                  COLLATERAL
                  OF HEDGE IN YEARS                                     POSTING
                      1 or less                                          0.65%
More than 1 but not more than 2                                          1.30%
More than 2 but not more than 3                                          1.90%
More than 3 but not more than 4                                          2.50%
More than 4 but not more than 5                                          3.10%
More than 5 but not more than 6                                          3.60%
More than 6 but not more than 7                                          4.20%
More than 7 but not more than 8                                          4.70%
More than 8 but not more than 9                                          5.20%
More than 9 but not more than 10                                         5.70%
More than 10 but not more than 11                                        6.10%
More than 11 but not more than 12                                        6.50%
More than 12 but not more than 13                                        7.00%
More than 13 but not more than 14                                        7.40%
More than 14 but not more than 15                                        7.80%
More than 15 but not more than 16                                        8.20%
More than 16 but not more than 17                                        8.60%
More than 17 but not more than 18                                        9.00%
More than 18 but not more than 19                                        9.40%
More than 19 but not more than 20                                        9.70%
More than 20 but not more than 21                                        10.00%
More than 21 but not more than 22                                        10.00%
More than 22 but not more than 23                                        10.00%
More than 23 but not more than 24                                        10.00%
More than 24 but not more than 25                                        10.00%
More than 25 but not more than 26                                        10.00%
More than 26 but not more than 27                                        10.00%
More than 27 but not more than 28                                        10.00%
More than 28 but not more than 29                                        10.00%
                    More than 29                                         10.00%

         IN  WITNESS   WHEREOF,   the  parties  have  executed   this  Annex  by  their  duly   authorized
representatives as of the date of the Agreement.

                     HSBC BANK USA, NATIONAL ASSOCIATION                        DEUTSCHE BANK TRUST COMPANY AMERICAS NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY
                                                                                AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST
                                                                                TRUST WITH RESPECT TO THE RALI SERIES 2007-QA3 TRUST, MORTGAGE ASSET BACKED
                                                                                PASS-THROUGH CERTIFICATES, SERIES 2007-QA3
By:   _____________________________                                             By:
      Name                                                                            Name:
      Title:                                                                          Title:
      Date:                                                                           Date: